EXHIBIT 1.1


                      BEAR STEARNS MORTGAGE SECURITIES INC.

                            Pass-Through Certificates


                                 TERMS AGREEMENT


                                                     Dated:  October 28, 1996


To:  BEAR STEARNS MORTGAGE SECURITIES INC.

Re:  Underwriting Agreement dated June 25, 1996

Series Designation:  Series 1996-7

Class Designation Schedule: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15 and Class R

Terms of the Certificates:

                  Original Principal            Pass-Through
Class                 Amount (1)                Interest Rate

A-1                 $11,449,112                      7.00%
A-2                 $12,786,402                      6.50%
A-3                 $29,448,474                      6.50%
A-4                 $30,101,666                      6.00%
A-5                 $10,586,886                      6.50%
A-6                 $31,758,320                      6.75%
A-7                 $17,879,000                      6.50%
A-8                 $ 5,114,834                      6.50%
A-9                 $12,193,514                      6.00%
A-10                $ 2,679,000                      6.00%
A-11                $15,346,203                      6.50%
A-12                $13,953,232                      6.75%
A-13                $15,375,043                      6.50%
A-14                $ 4,434,444                      6.50%
A-15                $13,151,498                      6.00%
R                   $       100                      6.50%

---------------------

(1) The initial principal amount of each class of certificates will be decreased by an amount equal to the principal payments received on the related pooled certificate group during October 1996.

Distribution Dates: With respect to each month, the third Business Day after the Pooled Certificate Distribution Date in such month with respect to any class of Pooled Certificates commencing in November 1996. Each Pooled Certificate Distribution Date is the 25th day of each month or, if such 25th day is not a Business Day (with respect to the respective Pooled Certificate), the next such succeeding Business Day.

Certificate Rating:  "AAA" by Fitch Investors Service, Inc.

Form of Certificates:  Book-entry (Depository Trust Company).

Trust Fund Assets: Certain interests in trusts or assets held in trusts created pursuant to certain trust or pooling agreements or indentures which consist primarily of one or more pools of conventional, fixed rate, one-to-four family, fully amortizing, level payment, first mortgage loans ("Mortgage Loan") with original maturities of up to approximately either 15 or 30 years (collectively referred to as the "Pooled Certificates"). The Pooled Certificates to be included in the Trust Fund are as described in Schedule A hereto.

Purchase Price: The aggregate purchase price payable by the Underwriter for the Certificates covered by this Agreement will be 91.34% of the principal balance of the Certificates plus accrued interest from October 1, 1996 to, but not including, the Closing Date.

Credit Enhancement: a reserve fund in the amount of $30,000.00 to pay Prepayment Interest Shortfalls (as defined in the Pooling Agreement), resulting from prepayments on the Mortgage Loans, and a reserve fund in the amount of $1,300.00 to cover Class Interest Shortfalls (as defined in the Pooling Agreement).

Closing Date:  October 30, 1996, 9:00 a.m., New York time

Miscellaneous Matters: (a) The Pooling and Servicing Agreement and the Mortgage Loan Schedule referred to in the Underwriting Agreement shall be deemed to be references to the Pooling Agreement dated as of October 1, 1996 between the Company and First Trust National Association, as trustee (the "Pooling Agreement") and the Pooled Certificates Schedule, respectively;

(b) the Certificates, except for the Class R Certificates, will constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984; and

(c) notices to the Underwriter shall be to the attention of Jeffrey Mayer and notices to the Company shall be to the attention of Joseph T. Jurkowski, Jr.

The undersigned, as sole Underwriter, agrees, subject to the terms and provisions of the above-referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the principal amount of the Class of the above-referenced Series of Certificates set forth herein.


BEAR, STEARNS & CO. INC.



By:    /s/ Jeffrey Mayer
       ----------------------------------
       Name: Jeffrey Mayer
       Title: Senior Managing Director

Accepted:

BEAR STEARNS MORTGAGE SECURITIES INC.


By:     /s/ Sara M. Bonesteel
        ---------------------------------
        Name:  Sara M. Bonesteel
        Title: Vice President

                                   SCHEDULE A

                               POOLED CERTIFICATES


                                                   Abbreviation        Class %
Full Name of Series                                used herein         in Trust

     Group A-1 Pooled Certificates

CMC Securities Corporation II, REMIC
Multi-Class Pass-Through Certificates,
Series 1993-2E, Class 2E-30J                       CMC II 1993-2E       24.84%

CMC Securities Corporation II REMIC
Multi-Class Pass-Through Certificates,
Series 1993-2E, Class 2E-30K                       CMC II 1993-2E       24.84%

     Group A-2 Pooled Certificates

Chase Mortgage Finance Corporation,
Multi-Class Mortgage Pass-Through
Certificates, Series 1993L, Class 1A-8             CHASE 1993-L          100%

Chase Mortgage Finance Corporation,
Multi-Class Mortgage Pass-Through
Certificates, Series 1993L, Class 1A-9             CHASE 1993-L          100%

     Group A-3 Pooled Certificates

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1993-E, Class A-9             CWD 1993-E            46.76%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1993-E, Class A-10            CWD 1993-E            46.76%

     Group A-4 Pooled Certificates

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1994-2, Class A10                           GECAP 1994-02         88.45%

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1994-2, Class A11                           GECAP 1994-02         88.45%

GE Capital Mortgage Services, Inc. REMIC
Multi-Class Pass-Through Certificates,
Series 1994-2, Class A12                           GECAP 1994-02         88.45%

     Group A-5 Pooled Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-39, Class A-9            PHMSC 1993-39         100%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-39, Class A-10           PHMSC 1993-39         100%

     Group A-6 Pooled Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-43, Class A-5            PHMSC 1993-43          100%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-43, Class A-17           PHMSC 1993-43          100%

     Group A-7 Pooled Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-10           PHMSC 1993-54          100%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-11           PHMSC 1993-54          100%

     Group A-8 Pool Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-25           PHMSC 1993-54          22.75%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-26           PHMSC 1993-54          22.75%

     Group A-9 Pooled Certificates

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-8           RFC 1993-S42           89.14%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-9           RFC 1993-S42           89.14%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-10          RFC 1993-S42           89.14%

     Group A-10 Certificates

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-11          RFC 1993-S42           100%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-12          RFC 1993-S42           100%

     Group A-11 Certificates

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1994-S10, Class A-7           RFC 1994-S10           100%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1994-S10, Class A-8           RFC 1994-S10           100%

     Group A-12 Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-29, Class A-14           PHMSC 1993-29         39.67%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-29, Class A-15           PHMSC 1993-29         39.67%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-29, Class A-16           PHMSC 1993-29         39.67%

     Group A-13 Certificates

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1993-17, Class 17-A15                       GECAP 1993-17         46.99%

GE Capital Mortgage Services, Inc. REMIC
Multi-Class Pass-Through Certificates,
Series 1993-17, Class 17-A16                       GECAP 1993-17         46.99%

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1993-17, Class 17-A17                       GECAP 1993-17         46.99%

     Group A-14 Certificates

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-5, Class A-7f            CFC 1994-5            33.56%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-5, Class A-7t            CFC 1994-5            33.56%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-5, Class A-7s            CFC 1994-5            33.56%

     Group A-15 Certificates

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-F, Class A-8             CWD 1994-F             100%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-F, Class A-9             CWD 1994-F             100%


                                                  Ratings(fn1)
                                 ---------------------------------------

Series      Class      S&P             M         F        D&P

CMC II      30J        AAA             -         AAA       -
1993-2E

CMC II      30K        AAA             -         AAA       -
1993-2E

CHASE       1A-8       -               Aaa       AAA       AAA
1993-L

CHASE       1A-9       -               Aaa       AAA       AAA
1993-L

CWD         A-9        AAA             Aaa       -         -
1993-E

CWD         A-10       AAA             Aaa       -         -
1993-E

GECAP       A10        AAA             Aaa       AAA       -
1994-02

GECAP       A11        AAA             Aaa       AAA       -
1994-02

GECAP       A12        AAA             Aaa       AAA       -
1994-02

PHMSC       A-9        -               Aaa       AAA       -
1993-39

PHMSC       A-10       -               Aaa       AAA       -
1993-39

PHMSC       A-5        -               Aaa       AAA       -
1993-43

PHMSC       A-17       -               Aaa       AAA       -
1993-43

PHMSC       A-10       -               Aaa       AAA       -
1993-54

PHMSC       A-11       -               Aaa       AAA       -
1993-54

PHMSC       A-25       -               Aaa       AAA       -
1993-54

PHMSC       A-26       -               Aaa       AAA       -
1993-54

RFC         A-8        -               Aaa       AAA       -
1993-S42

RFC         A-9        -               Aaa       AAA       -
1993-S42

RFC         A-10       -               Aaa       AAA       -
1993-S42

RFC         A-11       -               Aaa       AAA       -
1993-S42

RFC         A-12       -               Aaa       AAA       -
1993-S42

RFC         A-7        AAA             Aaa       -         -
1994-S10

RFC         A-8        AAA             Aaa       -         -
1994-S10

PHMSC       A-14       AAA             -         AAA       -
1993-29

PHMSC       A-15       AAA             -         AAA       -
1993-29

PHMSC       A-16       AAA             -         AAA       -
1993-29

GECAP       17-A15     AAA             -         AAA       -
1993-17

GECAP       17-A16     AAA             -         AAA       -
1993-17

GECAP       17-A17     AAA             -         AAA       -
1993-17

CFC         A-7f       -               AAA       -         AAA
1994-5

CFC         A-7t       -               Aaa       -         AAA
1994-5

CFC         A-7s       -               Aaa       -         AAA
1994-5

CWD         A-8        -               Aaa       AAA       -
1994-F

CWD         A-9        -               Aaa       AAA       -
1994-F

1.   Key: S&P  =    Standard & Poor's Investor Services, a division of The
                    McGraw Hill Companies, Inc.
          M    =    Moody's Investor Service, Inc.
          F    =    Fitch Investors Service, L.P.
          D&P  =    Duff & Phelps Inc.

                                                      EXHIBIT 4.1

                     BEAR STEARNS MORTGAGE SECURITIES INC.,

                                    Depositor


                                       and


                        FIRST TRUST NATIONAL ASSOCIATION,

                                     Trustee




                        --------------------------------

                                POOLING AGREEMENT
                           Dated as of October 1, 1996
                        --------------------------------



                                 $226,248,825.00

                      Bear Stearns Mortgage Securities Inc.
                            Pass-Through Certificates
                                  Series 1996-7

                      TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Defined Terms.................................................  1

                                   ARTICLE II

                     CONVEYANCE OF THE POOLED CERTIFICATES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of the Pooled Certificates........................ 17
Section 2.02.  Acceptance of Trust Fund by Trustee; Initial Issuance of
                Certificates................................................ 19
Section 2.03.  Representations and Warranties of the Depositor and the
                Trustee..................................................... 19
Section 2.04.  Substitution of Pooled Certificates.......................... 24

                                   ARTICLE III

                   ADMINISTRATION OF THE POOLED CERTIFICATES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

Section 3.01.  Administration of the Trust Fund and the Pooled Certificates. 25
Section 3.02.  Collection of Monies......................................... 26
Section 3.03.  Establishment of the Accounts; Deposits Therein.............. 26
Section 3.04.  Permitted Withdrawals From the Certificate Account........... 29
Section 3.05.  Distributions................................................ 29
Section 3.06.  Statements to Certificateholders............................. 32
Section 3.07.  Access to Certain Documentation and Information.............. 33
Section 3.08.  Calculation of Amounts to be Distributed..................... 34
Section 3.09.  REMIC-Related Covenants.  ................................... 34

                                   ARTICLE IV

                                THE CERTIFICATES

Section 4.01.  The Certificates............................................. 34
Section 4.02.  Registration of Transfer and Exchange of Certificates........ 37
Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates............ 39
Section 4.04.  Persons Deemed Owners........................................ 39
Section 4.05.  Transfer Restrictions on Residual Certificates............... 39

                                    ARTICLE V

                                   THE TRUSTEE

Section 5.01.  Duties of Trustee............................................ 41
Section 5.02.  Federal Information Returns and Reports to
                Certificateholders.......................................... 43
Section 5.03.  Certain Matters Affecting the Trustee........................ 44
Section 5.04.  Trustee Not Liable for Certificates or Pooled Certificates... 45
Section 5.05.  Trustee May Own Certificates................................. 45
Section 5.06.  Trustee's Fees; Indemnification of the Trustee............... 45
Section 5.07.  Eligibility Requirements for Trustee......................... 46
Section 5.08.  Resignation and Removal of the Trustee....................... 47
Section 5.09.  Successor Trustee............................................ 48
Section 5.10.  Merger or Consolidation of Trustee........................... 48
Section 5.11.  Appointment of Co-Trustee or Separate Trustee................ 49

                                   ARTICLE VI

                                  THE DEPOSITOR

Section 6.01.  Liability of the Depositor.................................. 50
Section 6.02.  Merger, Consolidation or Conversion of the Depositor........ 50
Section 6.03.  Limitation on Liability of the Depositor and Others......... 50

                                   ARTICLE VII

                                   TERMINATION

Section 7.01.  Termination................................................. 51

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

Section 8.01.  Amendment.................................................... 53
Section 8.02.  Counterparts................................................. 54
Section 8.03.  Limitation on Rights of Certificateholders................... 54
Section 8.04.  Governing Law................................................ 55
Section 8.05.  Notices...................................................... 55
Section 8.06.  Severability of Provisions................................... 55
Section 8.07.  Successors and Assigns....................................... 56
Section 8.08.  Article and Section Headings................................. 56
Section 8.09.  Notices to Rating Agencies................................... 56
Section 8.10.  Intent of Parties............................................ 56

Schedule A -   Pooled Certificates

Exhibit A -    Form of Class A-1 Certificate
Exhibit B      -       Form of Class A-2 Certificate
Exhibit C -    Form of Class A-3 Certificate
Exhibit D -    Form of Class A-4 Certificate
Exhibit E -    Form of Class A-5 Certificate
Exhibit F      -       Form of Class A-6 Certificate
Exhibit G -    Form of Class A-7 Certificate
Exhibit H -    Form of Class A-8 Certificate
Exhibit I -    Form of Class A-9 Certificate
Exhibit J -    Form of Class A-10 Certificate
Exhibit K -    Form of Class A-11 Certificate
Exhibit L -    Form of Class A-12 Certificate
Exhibit M -    Form of Class A-13 Certificate
Exhibit N      -       Form of Class A-14 Certificate
Exhibit O -    Form of Class A-15 Certificate
Exhibit P -    Form of Class R Certificate

Annex 1 -      Form of Class R Purchaser Affidavit

     POOLING AGREEMENT, dated as of October 1, 1996, by and between Bear Stearns Mortgage Securities Inc., as depositor (the "Depositor"), and First Trust National Association, as trustee (the "Trustee").


                              PRELIMINARY STATEMENT

     The Depositor intends to cause the issuance of and to sell its Pass-Through Certificates, Series 1996-7 (the "Certificates") representing in the aggregate the entire beneficial ownership of a trust fund (the "Trust Fund"), the primary assets of which are the Pooled Certificates (defined herein).

     All things necessary to make this Agreement a valid declaration of trust by the Depositor in accordance with its terms have been done.

     The Trustee shall make an election for the assets constituting the REMIC Trust to be treated for federal income tax purposes as a REMIC. On October 30, 1996 (the "Startup Day"), all the Classes of Certificates except for the Class R Certificates will be designated "regular interests" in such REMIC and the Class R Certificates will be designated the "residual interest" in such REMIC.

     In consideration of the premises and the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms.

     Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accounts: The Certificate Account, including all subaccounts therein, the Prepayment Shortfall Account, the Interest Account and the Trustee Fee Account.

     Acquired Mortgage Asset: Any Underlying Mortgage Loan or related Mortgaged Property acquired and to be serviced and administered on behalf and for the benefit of the Trustee, as Pooled Certificateholder, and the other holders of the related Underlying Series, all in accordance with the related Underlying Agreement.

     Affiliate: With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling," "controlled by" and "under common control with" have meanings correlative to the foregoing.

     Agreement: This Pooling Agreement and all amendments hereof and supplements hereto.

     Available Funds: With respect to a Distribution Date and (i) with respect to a Class of Certificates other than the Class R Certificates, the aggregate amount on deposit in the subaccount of the Certificate Account relating to the Pooled Certificate Group with the same alpha-numeric designation as such Class of Certificates as of the immediately preceding Determination Time plus any transfers made to such subaccount of the Certificate Account from the Prepayment Interest Shortfall Account and the Interest Account and (ii) with respect to the Class R Certificates, the aggregate amount on deposit in the subaccount of the Certificate Account established with respect to the Class R Certificates plus with respect to each Distribution Date on which a Class of Certificates, other than the Class R Certificates, is paid in full, any amounts (other than investment income) then remaining in the subaccount of the Certificate Account with respect to such Class, net in each case of any portion thereof which represents amounts to be paid to any Person pursuant to clause (ii) of Section 3.04.

     Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in New York or in the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to close.

     Certificate: Any certificate, evidencing a beneficial interest in the Trust Fund as executed hereunder by the Trustee and authenticated and delivered hereunder by the Certificate Registrar, substantially, with respect to each Class, in the form of Exhibits A through P, hereto, respectively, with all blanks therein appropriately completed.

     Certificate Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee for the benefit of the Certificateholders pursuant to Section 3.03(a). Funds deposited in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in Article III hereof (except that the Trustee shall be entitled to all investment income thereon as additional compensation). The Certificate Account shall have 16 subaccounts, one with respect to each Pooled Certificate Group and its corresponding Class of Certificates and one with respect to the Class R Certificates.

     Certificate Owner: Any Person who is the beneficial owner of a Certificate registered in the name of the Depository or its nominee.

     Certificate Registrar and Certificate Register: Shall each have the meanings provided in Section 4.02.

     Certificateholder or Holder: As to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent, approval or waiver pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be outstanding and shall not be taken into account for purposes of determining whether the Holders of Certificates evidencing the requisite aggregate Percentage Interest necessary to effect any such consent, approval or waiver has been obtained, unless such Persons collectively own all of the Certificates or all of the Certificates of one or more Classes, if the vote is to be taken by such applicable Class or Classes.

     Class: Collectively, all of the Certificates bearing the same designation.

     Class Balance: With respect to any Class of Certificates, the aggregate principal amount of Certificates of such Class outstanding as of any date of determination, which is equal to the Original Class Balance for such Class minus the sum of (i) the aggregate of all distributions of principal previously made on such Class of Certificates pursuant to Section 3.05 and (ii) the principal portion of any losses allocated to the Pooled Certificates in the related Pooled Certificate Group on or prior to the immediately preceding Pooled Certificate Distribution Date. Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R Certificates after the Distribution Date on which they receive the distribution of the last dollar of their original principal amount shall be deemed to have a Class Balance equal to their Class Balance on the day immediately preceding such Distribution Date.

     Class Interest Shortfall: As to each Distribution Date, the cash shortfall caused by the difference between the amount of interest at the pass-through rates to be received by the Trustee on each Pooled Certificate Distribution Date with respect to the Group A-2 Pooled Certificates, the Group A-3 Pooled Certificates, the Group A-11 Pooled Certificates or the Group A-14 Pooled Certificates, as the case may be (i.e. 6.49999%, 6.49989%, 6.49985% and 6.49999%, respectively), and the amount of interest at the 6.50% Pass-Through Rate scheduled to be paid to the Holders of the Class A-2, Class A-3, Class A-11 or Class A-14 Certificates.

     Closing Date: October 30, 1996.

     Code: The Internal Revenue Code of 1986, as amended.

     Company: Bear Stearns Mortgage Capital Corporation.

     Corporate Trust Office: The corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Structured Finance Department, telephone no. (612) 244-0727, facsimile no. (617) 244-0089.

     Definitive Certificates: The meaning specified in Section 4.01(b) hereof.

     Deleted Pooled Certificate: A Pooled Certificate replaced by a Substitute Pooled Certificate.

     Depositor: Bear Stearns Mortgage Securities Inc., a Delaware corporation, or its successor in interest.

     Depository: DTC, the nominee of which is Cede & Co., or any successor thereto.

     Depository Agreement: The meaning specified in Subsection 4.01(a) hereof.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Time: With respect to a Pooled Certificate Group, 3:00 p.m. on the second Business Day following a Pooled Certificate Distribution Date.

     Distribution Date: With respect to any month, the Distribution Date shall be the third Business Day after the last Pooled Certificate Distribution Date to occur in such month. The first Distribution Date shall occur on November 29, 1996.

     DTC: The Depository Trust Company.

     Eligible Account: Any of (i) an account maintained with a federal or state chartered depository institution or trust company, the short-term unsecured debt obligations of which are rated at least F-1+ by Fitch (or comparable rating if Fitch is not the Rating Agency) at any time funds are on deposit therein, (ii) a trust account or accounts maintained with the trust department of a federally chartered depository institution or trust company acting in its fiduciary capacity, or (iii) a trust account or accounts maintained with the trust department of a state chartered depository institution or trust company acting in its fiduciary capacity and subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR ss. 9.10(b).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

     FHLMC: The Federal Home Loan Mortgage Corporation or its successors.

     Final Distribution Date: With respect to the Pooled Certificates in any Pooled Certificate Group or a Class of Certificates or all of the Certificates, as applicable, the Pooled Certificate Distribution Date or the Distribution Date, as applicable, on which the final distribution on the Pooled Certificates within such Pooled Certificate Group or on the applicable Class of Certificates or on the last to be paid of the Certificates, as applicable, is to be made in accordance with the related Underlying Agreement or this Agreement, as the case may be.

     Fitch: Fitch Investors Service, Inc.

     Floating Rate Pooled Certificate: Any Pooled Certificate with an interest rate that is reset periodically based on an index and that varies directly with changes in such index.

     FNMA: The Federal National Mortgage Association and its successors.

     GNMA: The Government National Mortgage Association and its successors.

     Group A-1 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-1 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-1).

     Group A-2 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-2 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-2).

     Group A-3 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-3 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-3).

     Group A-4 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-4 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-4).

     Group A-5 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-5 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-5).

     Group A-6 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-6 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-6).

     Group A-7 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-7 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-7).

     Group A-8 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-8 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-8).

     Group A-9 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-9 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-9).

     Group A-10 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-10 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-10).

     Group A-11 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-11 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-11).

     Group A-12 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-12 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-12).

     Group A-13 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-13 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-13).

     Group A-14 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-14 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-14).

     Group A-15 Pooled Certificates: The certificates sold by the Depositor to, and registered in the name of, or held for the benefit of, the Trustee pursuant to Section 2.01 or 2.04 and as more particularly described in Schedule A hereto, as amended from time to time (excluding from and after the respective date of substitution or repurchase any Deleted Pooled Certificates from Pooled Certificate Group A-15 and including from and after the date of substitution any Substitute Pooled Certificates in Pooled Certificate Group A-15).

     Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Depositor and any Affiliate of the Depositor, (ii) does not have any direct financial interest in the Depositor or in any Affiliate of the Depositor, and (iii) is not connected with the Depositor or any Affiliate of the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Interest Account: The reserve fund, held by the Trustee, but not as part of the REMIC Trust, which is available to pay the Class Interest Shortfall.

     Inverse Floating Rate Pooled Certificate: Any Pooled Certificate with an interest rate that is reset periodically based on an index and that varies inversely with changes in such index.

     Investment Company Act: The Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder.

     Majority Certificateholders: The Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Class Balances of all the Certificates.

     Majority Class Certificateholders: For any Class, the Holders of Certificates evidencing in the aggregate greater than 50% of the aggregate Class Balance of all the Certificates of such Class.

     Mortgage: With respect to any Underlying Mortgage Loan, any mortgage, deed of trust or other similar instrument securing the related Mortgage Note and creating a lien on the related Mortgaged Property.

     Mortgage Note: The original executed note evidencing the indebtedness of the Mortgagor under an Underlying Mortgage Loan, together with any rider, addendum or amendment thereto.

     Mortgaged Property: The real property subject to the lien of a Mortgage.

     Mortgagor: The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired a Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

     Notice of Final Distribution: With respect to the Pooled Certificates, any notice provided pursuant to the related Underlying Agreement to the effect that final distribution on a Pooled Certificate shall be made only upon presentment and surrender thereof. With respect to a Class of Certificates, the notice to be provided pursuant to Section 7.01(b) to the effect that final distribution on such Class of Certificates shall be made only upon presentment and surrender thereof.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President, a Senior Vice President, a Vice President or an Assistant Vice President and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor or the Trustee, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, which opinion is addressed to the Trustee and is reasonably acceptable to the Trustee.

     Original Class Balance: The aggregate principal balance of any Class of Certificates as of the Closing Date as set forth in Section 4.01(c).

     Pass-Through Rate: As to each Class of Certificates, the rate of interest set forth in Section 4.01(c). Any monthly calculations of interest at a stated rate shall be based upon annual interest at such rate divided by 12.

     Percentage Interest: With respect to each Class of Certificates and any Certificate in such Class, the portion of such Class represented by such Certificate, expressed as a percentage, the numerator of which is the initial outstanding principal amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Balance for such Class and with respect to all Class of Certificates and any Certificate of any Class, the portion of all Certificates represented by such Certificates expressed as a percentage, the numerator of which is the initial principal annual of such Certificate as of the Closing Date as specified on the face thereof, and the denominator of which to the sum of the Original Class Balances of all Class of Certificates.

     Permitted Investments: Any one or more of the following obligations or securities:

                    (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

                    (ii) demand and time deposits in, certificates of deposit
               of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars issued by, any depository institution or trust company (including the Trustee or any agent of the Trustee, acting in its respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have a credit rating of "A-1+" from the Rating Agency;

                    (iii) repurchase obligations with respect to any security
               described in clause (i) above where such security has a remaining maturity of one year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

                    (iv) securities bearing interest or sold at a discount
               issued by any corporation incorporated under the laws of the United States of America or any state thereof which securities are rated "AAA" by the Rating Agency, at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 10% of the sum of the aggregate outstanding principal balance of all Pooled Certificates and the aggregate principal amount of all Permitted Investments in the Certificate Account;

                    (v) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating available, provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                    (vi) certificates or receipts representing ownership
               interests in future principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian on behalf of the holders of such receipts;

                    (vii) money market funds which are rated by Fitch at the
               time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in the Certificates or this Agreement; and

                    (viii) any other demand, money market or time deposit
               obligation, or interest bearing security or investment as may be acceptable to the Rating Agency (written confirmation of which shall be furnished to the Trustee);

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

     Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pooled Certificate: The whole or portion of any class of mortgage-backed pass-through securities as set forth on Schedule A attached hereto as it may be amended from time to time and in the aggregate, the collective reference to the Group A-1 Pooled Certificates through the Group A-15 Pooled Certificates, inclusive.

     Pooled Certificateholder: With respect to Pooled Certificates in physical form, the registered holder of the Pooled Certificates, which following the execution and delivery of this Agreement by the parties hereto and registration on the books of the applicable trustee with respect to the Underlying Series, shall be the Trustee for the benefit of the Certificateholders and with respect to Pooled Certificates in book-entry form, the Trustee or its Depository Participant for the benefit of the Certificateholders.

     Pooled Certificate Distribution Date: With respect to each of the Pooled Certificates the 25th day of each month or, if such day is not a business day as defined in the relevant Underlying Agreement, the next succeeding business day as so defined.

     Pooled Certificate Distribution Date Statement: Each report provided monthly to holders of Pooled Certificates in connection with each Pooled Certificate Distribution Date pursuant to the related Underlying Agreement.

     Pooled Certificate Group: Any group of Pooled Certificates underlying a Class of Certificates.

     Pooled Certificate Group A-1: The group of mortgage-backed securities consisting of Group A-1 Pooled Certificates.

     Pooled Certificate Group A-2: The group of mortgage-backed securities consisting of Group A-2 Pooled Certificates.

     Pooled Certificate Group A-3: The group of mortgage-backed securities consisting of Group A-3 Pooled Certificates.

     Pooled Certificate Group A-4: The group of mortgage-backed securities consisting of Group A-4 Certificates.

     Pooled Certificate Group A-5: The group of mortgage-backed securities consisting of Group A-5 Certificates.

     Pooled Certificate Group A-6: The group of mortgage-backed securities consisting of Group A-6 Certificates.

     Pooled Certificate Group A-7: The group of mortgage-backed securities consisting of Group A-7 Certificates.

     Pooled Certificate Group A-8: The group of mortgage-backed securities consisting of Group A-8 Certificates.

     Pooled Certificate Group A-9: The group of mortgage-backed securities consisting of Group A-9 Certificates.

     Pooled Certificate Group A-10: The group of mortgage-backed securities consisting of Group A-10 Certificates.

     Pooled Certificate Group A-11: The group of mortgage-backed securities consisting of Group A-11 Certificates.

     Pooled Certificate Group A-12: The group of mortgage-backed securities consisting of Group A-12 Certificates.

     Pooled Certificate Group A-13: The group of mortgage-backed securities consisting of Group A-13 Certificates.

     Pooled Certificate Group A-14: The group of mortgage-backed securities consisting of Group A-14 Certificates.

     Pooled Certificate Group A-15: The group of mortgage-backed securities consisting of Group A-15 Certificates.

     Preference Amount: Any amount previously distributed to a Certificateholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Prepayment Interest Shortfall Account: The reserve fund, held by the Trustee, but not as part of the REMIC Trust, which is available to pay any Prepayment Interest Shortfall.

     Prepayment Interest Shortfall: A shortfall in the amount of interest received on a Pooled Certificate Distribution Date resulting from any prepayments in full or in part of Underlying Mortgage Loans or the operation of the Soldiers' and Sailors' Relief Act of 1940, as amended, which, in each case, is not reimbursed by the related servicer or master servicer or covered by subordination provided for with respect to the Underlying Series, or in the case of Pooled Certificate Group A-1, certain reinvestment earnings.

     Purchase Agreement: The Purchase Agreement dated as of October 28, 1996 between Bear, Stearns & Co., Inc. and the Depositor relating to the Pooled Certificates.

     Rating Agency: Fitch or its successors. If such agency or its successor is no longer in existence, "Rating Agency" shall be deemed to refer to such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Depositor, and specific ratings of Fitch shall be deemed to refer to the equivalent ratings of the party so designated.

     Record Date: With respect to any Distribution Date, the last Business Day of the month preceding the month in which such Distribution Date occurs; provided, however, that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A real estate mortgage investment conduit, as defined in the Code.

     REMIC Opinion: A written opinion of counsel, acceptable to the Trustee, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause the REMIC Trust to fail to qualify as a REMIC while any regular interest in the REMIC Trust is outstanding, (ii) result in a tax on prohibited transactions or (iii) constitute a taxable contribution after the Startup Day.

     REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMIC Regular Certificates: Each Class of Certificates other than the Class R Certificates.

     REMIC Trust: That group of assets contained in the Trust Fund designated as a REMIC consisting of (i) the Pooled Certificates, (ii) the Certificate Account,
(iii) the Trustee Fee Account and (iv) any proceeds of the foregoing.

     Repurchase Price: In connection with the repurchase of a Pooled Certificate pursuant to Section 2.03(c), a price equal to the outstanding principal balance of the Pooled Certificate as of the date of repurchase, plus interest thereon at the applicable Pooled Certificate Pass-Through Rate through the next succeeding Pooled Certificate Distribution Date unless the repurchase is made on a Pooled Certificate Distribution Date, then interest through such date, net of interest received by the Trust Fund on such Pooled Certificates on such Date.

     Residual Certificates: The Class R Certificates.

     Responsible Officer: When used with respect to the Trustee, any officer of the Trustee assigned to and working in its Corporate Trust Office or similar group administering the Trusts hereunder and also, with respect to a particular matter, any other officer of the Trustee to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

     Securities Act: The Securities Act of 1933, as amended.

     Single Certificate: A Certificate with an original Certificate Balance of $1,000.

     Substitute Pooled Certificate: One or more pass-through mortgage related securities tendered to the Trustee pursuant to Section 2.04, issued by the same depositor as the Deleted Pooled Certificate or by GNMA, FNMA or FHLMC, which meet the following criteria, (i) if any of the Substitute Pooled Certificates has a fixed interest rate, the rate shall be no lower than the rate of the related Certificate, (ii) if any Substitute Pooled Certificate does not have a fixed interest rate, then substitution shall be with at least one Floating Rate Substitute Pooled Certificate and at least one Inverse Floating Rate Substitute Pooled Certificate, the interest rates on which, taken together, result in a fixed interest rate no lower than the Pass- Through Rate borne by the Class of Certificates with the same alpha-numeric designation as the Deleted Pooled Certificate being substituted for, (iii) the sum of the outstanding principal amounts of the Substitute Pooled Certificates equals the sum of the outstanding principal amounts of the Deleted Pooled Certificates being substituted for and
(iv) for any Pooled Certificate being substituted for, the Substitute Pooled Certificate (a) as of the date of substitution, has Underlying Mortgage Loans with a weighted average gross coupon no more than 50 basis points below or no more than 50 basis points above the weighted average gross coupon of the Underlying Mortgage Loans relating to the Deleted Pooled Certificate, (b) has Underlying Mortgage Loans consisting of conventional, fixed rate, one- to four-family, fully amortizing, level payment, first mortgage loans with original maturities of up to 15 years, or 30 years in the case where the Deleted Pooled Certificates were in Pooled Certificate Group A-1, Group A-3, Group A-6, Group A-7, Group A-8 or Group A-13, (c) if not issued by GNMA, FNMA or FHLMC, is rated as of the date of substitution in at least the same rating category by the Rating Agency, (d) the inclusion of which in the Trust Fund will not result in a withdrawal or downgrading in the rating assigned to the Certificates by the Rating Agency, written confirmation of which shall be provided by the Rating Agency to the Trustee and (e) will not cause the REMIC Trust to lose its status as a REMIC for federal income tax purposes as indicated in an Opinion of Counsel to be provided to the Trustee.

     Supplemental Distribution Date: The meaning specified in Section 3.05(a) hereof.

     Tax Matters Person: The meaning specified in Section 5.02(b) and, initially, First Trust National Association.

     Trustee: First Trust National Association, in its capacity as trustee, or its successor in interest.

     Trustee Fee: With respect to any Distribution Date, the monthly fee equal to $397.55 plus all reinvestment earnings on amounts in the Certificate Account.

     Trustee Fee Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee for the benefit of the Trustee pursuant to Section 3.03(e).

     Trust Fund: The segregated pool of assets subject hereto, constituting the corpus of the trust created hereby and to be administered hereunder, consisting of:

                    (i) the Pooled Certificates;

                    (ii) all amounts payable on the Pooled Certificates
               following the Closing Date pursuant to the Underlying Agreements;

                    (iii) the Certificate Account, the Prepayment Interest
               Shortfall Account, the Interest Account and the Trustee Fee Account and such funds or assets as are from time to time deposited therein;

                    (iv) the Depositor's rights under the Purchase Agreement;
               and

                    (v) the income, payments and proceeds of each of the
               foregoing.

     Underlying Agreements: The agreements pursuant to which the related Pooled Certificates were issued, as in effect on the Closing Date.

     Underlying Mortgage Loans: The mortgage loans in which a Pooled Certificate evidences a beneficial ownership interest.

     Underlying Series: Each series of securities which includes one or more classes of Pooled Certificates, as set forth on Schedule A hereto.

     Underlying Event of Default: An event of default under an Underlying Agreement.


                                   ARTICLE II

                     CONVEYANCE OF THE POOLED CERTIFICATES;
                        ORIGINAL ISSUANCE OF CERTIFICATES


     Section 2.01. Conveyance of the Pooled Certificates.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor (i) in and to the Pooled Certificates, (ii) in and to the Purchase Agreement and (iii) in and to all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable on the Pooled Certificates pursuant to the Underlying Agreements following the Closing Date or, with respect to Substitute Pooled Certificates, following the date of substitution.

     (b) In connection with such transfer and assignment, and concurrently with its execution and delivery of this Agreement, or, with respect to Substitute Pooled Certificates, on the date of substitution, the Depositor shall deliver to, and deposit with, the Trustee the Pooled Certificates together with bond powers executed in blank or in the name of the Trustee, as trustee, except that, with respect to any Pooled Certificates held by the Depository, the Depositor shall have caused the Pooled Certificates to be registered in the book-entry records of DTC in the name of the Trustee. The Depositor also shall deposit with the Trustee no later than the Closing Date or, with respect to Substitute Pooled Certificates, on the date of substitution, the Underlying Agreements with respect to each Pooled Certificate and the most recent Pooled Certificate Distribution Date Statements received by the Depositor.

     (c) The transfer of the Pooled Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale.

     (d) It is intended that the conveyances by the Depositor to the Trustee of the Pooled Certificates as provided for in this Section 2.01 be construed as a sale by the Depositor to the Trustee of the Pooled Certificates for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Pooled Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Pooled Certificates are held to be property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Pooled Certificates, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(1) the Pooled Certificates, (2) all amounts payable pursuant to the Pooled Certificates in accordance with the terms thereof and (3) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held in the Accounts, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any agent of the Trustee of such items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Depositor and the Trustee, at the direction of the Depositor or the Majority Certificateholders, shall, to the extent consistent with this Agreement, take such reasonable actions as may be determined to be necessary to ensure that, if this Agreement were deemed to create a security interest in the Pooled Certificates, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

     Section 2.02. Acceptance of Trust Fund by Trustee; Initial Issuance of Certificates.

     The Trustee acknowledges (i) receipt of the Underlying Agreements and the most recent Pooled Certificate Distribution Date Statements, (ii) the receipt by it and the transfer, delivery and assignment to it of the Pooled Certificates, in good faith and without notice of any adverse claim, (iii) the receipt by it of $30,000 for deposit in the Prepayment Interest Shortfall Account, $1,300.00 for deposit in the Interest Account, $130,000.00 for deposit in the Trustee Fee Account and $100.54 for deposit into the subaccount of the Certificate Account relating to the Class R Certificates, and the assignment to it of all other assets included in the Trust Fund and declares that it holds and will hold the Pooled Certificates and all other assets included in the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders (except also for its benefit in the case of the Trustee Fee Account) in accordance with the terms of this Agreement. Concurrently with such transfer, delivery and assignment and in exchange therefor, pursuant to the written request of the Depositor executed by an officer of the Depositor, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire beneficial ownership of the Trust Fund.

     The Trustee shall, within three Business Days of the Closing Date or, with respect to Substitute Pooled Certificates, within three Business Days of the date of substitution, deliver to the applicable trustee for reregistration in the name of the Trustee, as trustee hereunder each Pooled Certificate delivered to it in physical form along with the related bond power received from the Depositor.

     Until the Trust Fund is terminated in accordance with Section 7.01, except as provided herein, the Trustee shall not assign, sell, dispose of or transfer any interest in the Pooled Certificates or any other asset constituting the Trust Fund or permit the Pooled Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

     Section 2.03. Representations and Warranties of the Depositor and the Trustee.

     (a) The Depositor hereby represents and warrants to the Trustee and for the benefit of the Certificateholders, as of the Closing Date and with respect to any Substitute Pooled Certificate, as of the related date of substitution, that:

                    (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the Depositor is possessed of all licenses necessary to carry on its business.

                    (ii) The execution and delivery of this Agreement by the
               Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                    (iii) The Depositor has the full right, power and authority to enter into and consummate all transactions contemplated by this Agreement, including but not limited to selling the Pooled Certificates to the Trustee, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                    (vi) No litigation is pending or, to the best of the
               Depositor's knowledge, threatened against the Depositor which, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

                    (vii) The Depositor was, immediately prior to the transfer of the Pooled Certificates to the Trustee, the sole owner thereof free and clear of any lien, pledge, charge or encumbrance of any kind (except any lien created by this Agreement).

                    (viii) The Depositor acquired the Pooled Certificates in
               good faith without notice of any adverse claim, lien, charge, encumbrance or security interest (including without limitation, federal tax liens or liens arising under ERISA).

                    (ix) The Depositor has not assigned any interest in the
               Pooled Certificates or any distributions thereon, except as contemplated herein.

                    (x) The Trustee, in its capacity as a Pooled
               Certificateholder, will be entitled to distributions under the Underlying Agreements equal to all distributions of interest and principal made on the Pooled Certificates.

                    (xi) As of the Closing Date, each Pooled Certificate Group has an aggregate principal balance greater than or equal to the Original Class Balance of the Class of Certificates with the same alpha-numeric designation.

                    (xii) The information relating to the each Pooled
               Certificate Group set forth in Schedule A is true and correct in all material respects.

                    (xiii) Each Pooled Certificate is either a Certificated
               Security (as such term is defined in Article 8 of the Uniform Commercial Code), in the possession of the Trustee together with bond powers executed in blank or to the Trustee signed by an appropriate person or an Uncertificated Security (as such term is defined in Article 8 of the Uniform Commercial Code) registered on the books of DTC in the name of the Trustee or its financial intermediary on behalf of the Trustee.

                    (xiv) The Pooled Certificates were structured to be REMIC
               regular interests under the REMIC Provisions;

                    (xv) The Depositor has no actual knowledge that (a) each
               trust issuing each Pooled Certificate was not duly created and is not validly existing and (b) each Pooled Certificate (1) was not validly issued by such trust and (2) is not outstanding, (3) is not the legal, valid, binding and enforceable obligation of such trust and (4) is not entitled to the benefits of the pooling and servicing agreement, trust agreement or other document pursuant to which such Pooled Certificate was issued (except as limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally or to the extent that such enforceability may be subject to the exercise of judicial discretion in accordance with general equitable principles).

                    (xvi) The Depositor has no actual knowledge that each trust or other issuer issuing Pooled Certificates does not own all right, title and interest in and to the Underlying Mortgage Loans and other property constituting the trust estate of such trust, free and clear of any claim, lien, charge, security interest or other encumbrance (except the lien of the applicable pooling and servicing agreement, trust agreement or other document pursuant to which each Pooled Certificate was issued), or that such Underlying Mortgage Loans and other property would constitute property of any entity transferring the same to the trust in the event any such transferring entity became subject to proceedings under Section 541 of the United States Bankruptcy Code, 11 U.S.C.ss. 101 et seq., as amended (the "Bankruptcy Code"), and accordingly, payments on the Underlying Mortgage Loans would be subject to the automatic stay of Section 362 of the Bankruptcy Code.

                    (xvii) The Depositor has no actual knowledge that any
               pooling and servicing agreement, trust agreement or other document pursuant to which each Pooled Security was issued was required to be registered or qualified under the Trust Indenture Act of 1939, as amended, and no trust or other issuer issuing Pooled Certificates was required to be registered as an investment company under the Investment Company Act of 1940, as amended.

     (b) The Trustee hereby represents and warrants to the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

                    (i) The Trustee is a national banking association, duly
               organized and validly existing under the laws of the United States of America.

                    (ii) The execution and delivery of this Agreement by the
               Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                    (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                    (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                    (v) The Trustee is not in violation of, and its execution
               and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                    (vi) No litigation is pending or, to the best of the
               Trustee's knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

                    (vii) The Pooled Certificates will be registered in the name of the Trustee; the information relating to the Pooled Certificates set forth on Schedule A hereto conforms to information set forth on the face of the Pooled Certificates and the most recent Pooled Certificate Distribution Date Statements, as applicable; it has acquired the Pooled Certificates on behalf of the Certificateholders from the Depositor in good faith, for value, and, to the best of the Trustee's knowledge, without notice or actual knowledge of any adverse claim, lien, charge, encumbrance or security interest (including, without limitation, federal tax liens or liens arising under ERISA); it has not and will not, in any capacity, assert any claim or interest in the Pooled Certificates and will hold such Pooled Certificates and the proceeds thereof in trust pursuant to the terms of this Agreement; and it has not encumbered or transferred its right, title or interest in the Pooled Certificates.

     (c) It is understood and agreed that the foregoing representations and warranties shall survive the execution and delivery of this Agreement. Upon discovery by either party hereto of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders or either party hereto, the party discovering such breach will give prompt written notice thereof to the other party hereto and to the Certificateholders. Within thirty (30) days of the earlier of either discovery by or notice to the Depositor of any breach of a representation or warranty of the Depositor that materially and adversely affects the interests of the Certificateholders, the Depositor shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Depositor shall, at the election of the Majority Class Certificateholders of the related Class, repurchase each Pooled Certificate affected by the breach, as well as all of the Pooled Certificates within the same Pooled Certificate Group as the Pooled Certificate with respect to which a breach has occurred, at the Repurchase Price provided that if the Majority Class Certificateholders of the related Class exercise the foregoing election, the Depositor shall alternatively at its option substitute one or more Substitute Pooled Certificates for the Pooled Certificate affected by the breach pursuant to Section 2.04, as well as all of the Pooled Certificates within the same Pooled Certificate Group as the Pooled Certificate with respect to which a breach has occurred. If the Depositor is to repurchase Pooled Certificates, the Trustee shall promptly determine the Repurchase Price in accordance with the definition thereof. Repurchase of any of the Pooled Certificates pursuant to the foregoing provisions of this Section 2.03(c) shall be accomplished by (i) deposit in the Certificate Account on the Business Day prior to the next succeeding Distribution Date of the amount of the Repurchase Price and (ii) amending Schedule A hereto to remove the related Deleted Pooled Certificates.

     Section 2.04. Substitution of Pooled Certificates. Notwithstanding anything to the contrary in this Agreement, in lieu of repurchasing a Pooled Certificate pursuant to Section 2.03(c), the Depositor may, no later than the date by which such repurchase by the Depositor would otherwise be required, tender to the Trustee one or more Substitute Pooled Certificates accompanied by an Officer's Certificate of the Depositor that each of such Substitute Pooled Certificates conforms to the requirements set forth in the definition of "Substitute Pooled Certificate;" provided, however, that substitution pursuant to this Section 2.04 in lieu of repurchase shall not be permitted after the termination of the two-year period beginning on the Closing Date. The Trustee shall accept any such Substitute Pooled Certificate, which shall thereafter be deemed to be a Pooled Certificate hereunder. In the event of such a substitution, payments received on the Substitute Pooled Certificate for the month in which the substitution occurs shall be the property of the Depositor and payments received on the Deleted Pooled Certificates during such month shall be the property of the Trust Fund. Upon acceptance of any Substitute Pooled Certificate, the Trustee shall release to the Depositor and shall execute and deliver all instruments of transfer or assignment, without recourse, in form as provided to it as are necessary to vest in the Depositor title to and rights under the related Deleted Pooled Certificate released pursuant to this Section 2.04. The Depositor shall deliver the documents related to any Substitute Pooled Certificate in accordance with the provisions of Section 2.01. The representations and warranties set forth in 2.03(a) concerning the Pooled Certificates shall be deemed to have been made by the Depositor with respect to each Substitute Pooled Certificate as of the date of acceptance of such Substitute Pooled Certificate by the Trustee. On or prior to the date of substitution, the Trustee shall amend Schedule A hereto, to reflect such substitution and shall provide a copy of such amended Schedule to the Depositor and the Rating Agency.


                                   ARTICLE III

                   ADMINISTRATION OF THE POOLED CERTIFICATES;
                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS


     Section 3.01. Administration of the Trust Fund and the Pooled Certificates.

     (a) If at any time the Trustee, as a holder of a Pooled Certificate, is requested in such capacity, whether by a Certificateholder, a holder of a certificate of an Underlying Series or a party to the related Underlying Agreement or any other Person, to take any action or to give any consent, approval or waiver, including without limitation in connection with the servicing and administration of Acquired Mortgage Assets, an amendment of any Underlying Agreement or the occurrence of an Underlying Event of Default, the Trustee shall promptly notify the Depositor and all of the holders of the Class or Classes of Certificates with the same alpha-numeric designation as the Pooled Certificate Group or Pooled Certificate Groups, which contain the Pooled Certificate as to which action is requested, of such request and of its planned course of action with respect thereto and shall, in its capacity as a holder of Pooled Certificates, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request as the Majority Class Certificateholders of the affected Class or Classes shall direct in writing. The Trustee shall promptly furnish to the Depositor and, upon the written request of a Certificateholder, such Certificateholder, all notices, statements, reports or other information that it receives as holder of the Pooled Certificates, including without limitation information regarding the Underlying Mortgage Loans and any Acquired Mortgage Assets.

     Section 3.02. Collection of Monies.

     (a) In connection with its receipt of any distribution on the Pooled Certificates on any Pooled Certificate Distribution Date (or such later date on which the Trustee shall receive the related Pooled Certificate Distribution Date Statement), the Trustee shall review each related Pooled Certificate Distribution Date Statement delivered to it and shall confirm that the aggregate amount of such distribution received is consistent with the information contained therein (it being understood that the Trustee shall be entitled to rely on the accuracy and correctness of the information set forth on such statements).

     If the Trustee shall gain actual knowledge of any Underlying Event of Default, the Trustee shall promptly notify the Certificateholders and the Depositor of such occurrence and such parties shall proceed in accordance with the terms and conditions of Section 3.01.

     (b) If the Trustee receives a Notice of Final Distribution in respect of any of the Pooled Certificates, the Trustee shall present and surrender any related Pooled Certificates which are in certificated form for final payment thereon in accordance with the terms and conditions of the related Underlying Agreement and such notice. The Trustee shall promptly deposit in the Certificate Account the final distribution received upon presentation and surrender of such Pooled Certificates for distribution in accordance with Section 3.05 hereof on the next succeeding Distribution Date.

     Section 3.03. Establishment of the Accounts; Deposits Therein.

     (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more interest bearing accounts (collectively, the "Certificate Account"), each of which shall be an Eligible Account, entitled "First Trust National Association, as trustee for the registered holders of Bear Stearns Mortgage Securities Inc. Trust Certificates, Series 1996-7", held in trust by the Trustee for the benefit of the Certificateholders. The Certificate Account shall have one subaccount for all funds collected with respect to each Pooled Certificate Group and one subaccount relating to the Class R Certificates, into which $100 plus one month's interest at 6.50% thereon will be deposited on the Closing Date. The Trustee shall cause all distributions received on the Pooled Certificates of each Pooled Certificate Group by the Trustee in its capacity as holder of the Pooled Certificates, from whatever source, and all amounts received by it representing payment of a Repurchase Price pursuant to Section 2.03(c), subsequent to the Closing Date to be deposited directly into the applicable subaccount of the Certificate Account. On each Distribution Date the Trustee also shall deposit from the Prepayment Interest Shortfall Account into the applicable subaccount of the Certificate Account funds with respect to any Prepayment Interest Shortfalls on the related Pooled Certificate Group, to the extent required by Section 3.03(d). On each Distribution Date on which the Class A-2, Class A-3, Class A-11 and/or Class A-14 Certificates are outstanding, the Trustee shall additionally deposit from the Interest Account into the applicable subaccount of the Certificate Account funds to the extent of the Class Interest Shortfall on the applicable Class of Certificates pursuant to Section 3.03(c). The Certificate Account is initially located at the Trustee. The Trustee shall give notice to the Depositor and to Certificateholders of any new location of the Certificate Account prior to any change thereof.

     (b) In the event that payments in respect of the Pooled Certificates are received by the Trustee prior to the related Distribution Date, the Trustee may invest such funds deposited in the Certificate Account in one or more Permitted Investments held in the name of the Trustee and shall receive as compensation, in addition to the Trustee Fee, any interest or investment income earned on such Permitted Investments, which may be withdrawn by the Trustee on each Distribution Date and shall not constitute Available Funds. Notwithstanding the foregoing, no such Permitted Investment may mature later than the day before such related Distribution Date and no such investment shall be sold prior to its maturity date. The amount of any net losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Trustee out of its own funds immediately as realized.

     (c) The Trustee, for the benefit of the Class A-2, Class A-3, Class A-11 and Class A-14 Certificateholders, shall establish and maintain one or more interest bearing accounts (collectively, the "Interest Account"), each of which shall be an Eligible Account, entitled "First Trust National Association, as trustee for the registered holders of Bear Stearns Mortgage Securities Inc. Trust Certificates, Series 1996-7, Class A-2, Class A-3, Class A-11 and Class A-14" held in trust (but outside of the REMIC Trust) by the Trustee for the benefit of the Class A-2, Class A-3, Class A-11 and Class A-14 Certificateholders. Funds in the Interest Account shall not be invested. The Interest Account is initially located at the Trustee. The Trustee shall give notice to the Depositor and the Class A-2, Class A-3, Class A-11 and Class A-14 Certificateholders of any new location of the Interest Account prior to any change thereof. On the Closing Date, the Depositor shall provide to the Trustee for deposit in the Interest Account $1,300.00. On each Distribution Date, the Trustee shall transfer from the Interest Account to the applicable subaccount of the Certificate Account an amount necessary to cover the applicable Class Interest Shortfall. Any funds remaining in such Interest Account after the Class A-2, A-3, Class A-11 and Class A-14 Certificates have been paid in full shall be transferred to the Prepayment Interest Shortfall Account.

     (d) The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more interest bearing accounts (collectively, the "Prepayment Interest Shortfall Account"), each of which shall be an Eligible Account, entitled "First Trust National Association, as trustee for the registered holders of Bear Stearns Mortgage Securities Inc. Trust Certificates, Series 1996-7", held in trust (but outside of the REMIC Trust) by the Trustee for the benefit of the Certificateholders of all Classes. The Prepayment Interest Shortfall Account is initially located at the Trustee. The Trustee shall give notice to the Depositor and the Certificateholders of any new location of the Prepayment Interest Shortfall Account prior to any change thereof. On the Closing Date, the Depositor shall provide to the Trustee for deposit in the Prepayment Interest Shortfall Account $30,000. Following each Determination Time, the Trustee will determine if there is any Prepayment Interest Shortfall with respect to a Pooled Certificate Group. If such Prepayment Interest Shortfall has been allocated to Pooled Certificates in one or more Pooled Certificate Groups, the Trustee will withdraw the lesser of the aggregate amount thereof and the amount then remaining in the Prepayment Interest Shortfall Account for deposit in the applicable subaccount or subaccounts of the Certificate Account. If there is an insufficient amount on deposit in the Prepayment Interest Shortfall Account, the amount thereof will be allocated among such subaccounts based upon the amount of Prepayment Interest Shortfall allocated to the related Pooled Certificate Groups.

     (e) The Trustee shall establish and maintain one or more interest bearing accounts (collectively, the "Trustee Fee Account"), each of which shall be an Eligible Account, held in trust by the Trustee for the benefit of the Certificateholders and the Trustee, entitled "First Trust National Association, as trustee for the registered holders of Bear Stearns Mortgage Securities Inc. Trust Certificates, Series 1996-7." The Trustee Fee Account is initially located at the Trustee. The Trustee shall give notice to the Depositor and the Certificateholders of any new location of the Trustee Fee Account prior to any change thereof. On the Closing Date the Depositor shall provide to the Trustee for deposit in the Trustee Fee Account $130,000. On each Distribution Date the Trustee may withdraw as its fee from the Trustee Fee Account $397.55, together with all investment earnings on amounts in the Trustee Fee Account as of each such date of withdrawal. The Trustee shall invest any amounts deposited in the Trustee Fee Account in one or more Permitted Investments provided that sufficient funds shall be available to pay the $397.55 on each Distribution Date. The amount of any net losses incurred in respect of any investment shall be deposited in the Trustee Fee Account by the Trustee out of its own funds immediately as realized. If the Trustee resigns or is removed and a successor trustee is appointed, any amounts on deposit in the Trustee Fee Account shall thereafter be held in the same manner by and for the benefit of the successor trustee. Upon the termination of the Trust Fund, any amount (including earnings) remaining in the Trustee Fee Account shall be paid to the Trustee.

     (f) With respect to each Account and the funds deposited therein, the Trustee shall take such action as may be necessary to ensure that the Certificateholders shall be entitled to the priorities afforded to such a trust account (in addition to a claim against the estate of the Trustee) as provided by 12 U.S.C. ss. 92a(e), if applicable, or any applicable comparable state statute applicable to state chartered banking corporations.

     Section 3.04. Permitted Withdrawals From the Certificate Account.

     The Trustee may from time to time withdraw funds from the Certificate Account for the following purposes:

                    (i) to make distributions in the amounts and in the manner provided for in Section 3.05;

                    (ii) to pay to the Person entitled thereto any amount
               deposited in the Certificate Account in error;

                    (iii) to clear and terminate the Certificate Account upon
               the termination of this Agreement; and

                    (iv) to pay itself, as additional compensation, the net
               reinvestment income permitted to be paid to it as provided in
               Section 3.03(b).

     On each Distribution Date, the Trustee shall withdraw all funds from the Certificate Account and shall use such funds withdrawn from the Certificate Account only for the purposes described in this Section 3.04 and in Section 3.05.

     Section 3.05. Distributions.

     (a) On each Distribution Date, the Trustee shall apply the Available Funds on deposit in each subaccount of the Certificate Account as of such Distribution Date in the following manner and order of priority, except that on the first Distribution Date all amounts in the subaccount of the Certificate Account relating to the Class R Certificates (other than investment income) shall be first paid to the Holders of the Class R Certificates:

               (A) from amounts with respect to interest received on the Pooled Certificates of a Pooled Certificate Group and from any transfers from the Prepayment Interest Shortfall Account and the Interest Account, to the Certificateholders of the Class with the same alpha-numeric designation as distributions of interest, an amount equal to interest for such Class accrued at the applicable per annum Pass-Through Rate during the Interest Accrual Period preceding such Distribution Date on its Class Balance immediately prior to such Distribution Date, less the sum of any Prepayment Interest Shortfalls to the extent not covered by funds transferred from the Prepayment Interest Shortfall Account and the interest portion of any losses allocated to the Pooled Certificates in the related Pooled Certificate Group, plus the portion, if any, of interest accrued for such Class for any prior Distribution Date which remains unpaid;

               (B) from amounts with respect to principal received on the Pooled Certificates of such Pooled Certificate Group, to the Certificateholders of the Class with the same alpha-numeric designation as distributions of principal, an amount equal to such principal received; and

               (C) on each Distribution Date on which a Class of Certificates, other than the Class R Certificates, is paid in full, Available Funds, if any, remaining in the related subaccount of the Certificate Account (other than investment income) after payment of interest and principal, as described above to Certificateholders of such Class will be distributed to the Class R Certificates.

     If the Trustee has not received a distribution on, or the Pooled Certificate Distribution Date Statement with respect to, the Pooled Certificates of a Pooled Certificate Group by the Determination Time, the distribution allocable to the related Class of Certificates will not be made on the immediately following Distribution Date, but, (i) if such distribution and such Pooled Certificate Distribution Date Statement are received by 3:00 p.m. on the fifth Business Day after the Determination Time, the Trustee will make the distribution on the sixth Business Day after the Determination Time (a "Supplemental Distribution Date") or (ii) if received after 3:00 p.m. on the fifth Business Day after the Determination Time, it will be made on the next succeeding Distribution Date, and in neither case will additional interest be paid thereon.

     (b) All distributions made to Certificateholders of a Class pursuant to
Section 3.05(a) on each Distribution Date or on a Supplemental Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based upon their respective Percentage Interests and, except in the case of the final distribution to the Certificateholders, shall be made to the Holders of record on the related Record Date. Distributions to any Certificateholder on any Distribution Date shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing (which wiring instructions may be in the form of a standing order applicable to all future Distribution Dates) no less than five Business Days prior to the related Record Date (or, in the case of the initial Distribution Date, no later than the related Record Date) and is the registered owner of Certificates with an aggregate initial Certificate Balance of not less than $1,000,000, or otherwise by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. Final distribution to each Certificateholder will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     (c) Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or the accrual of original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from payments to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

     (d) The Trustee may conclusively rely on the information set forth in the Pooled Certificate Distribution Date Statements in making the calculations called for in this Section 3.05, including, without limitation, the determinations of the interest and principal to be paid on each Class of Certificates. If the information available to the Trustee in any Pooled Certificate Distribution Date Statement is insufficient to make the calculations provided for in this Section 3.05, the Trustee shall promptly request the underlying trustee with respect to the Pooled Certificates to provide sufficient information in writing, and after receipt of such information the Trustee shall make on the following Distribution Date any necessary adjustments in the application of amounts in the applicable subaccount of the Certificate Account. If such information is not received from such underlying trustee, the Trustee shall not be responsible for making any such adjustment.

     Section 3.06. Statements to Certificateholders.

     On each Distribution Date, the Trustee shall prepare, and shall forward by mail, a statement to each Certificateholder, the Depositor and the Rating Agency stating:

                    (i) the Available Funds for each Class of Certificates for such Distribution Date;

                    (ii) the amount of interest and principal being distributed on each Class of Certificates for such Distribution Date, separately stating the amount of interest provided from the Prepayment Interest Shortfall Account;

                    (iii) the Class Balances for each Class of Certificates
               before and after applying payments on such Distribution Date;

                    (iv) the remaining amount in the Prepayment Interest
               Shortfall Account following the payment on such Distribution
               Date;

                    (v) the outstanding principal amount immediately prior to
               and after taking into account distributions made on the immediately prior Pooled Certificate Distribution Date, and the current interest rate and current realized losses allocated to, each of the Pooled Certificates in each Pooled Certificate Group on the immediately prior Pooled Certificate Distribution Date; and

                    (vi) any amount in the Trustee Fee Account applied to pay
               the Trustee Fee and the balance of the Trustee Fee Account as of such Distribution Date.

     In the case of the information furnished pursuant to clauses (ii) and (iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate. The Trustee's responsibility for reporting the above information is limited to the availability, timeliness, and accuracy of the information set forth in the related Pooled Certificate Distribution Date Statements and any additional written information requested by the Trustee with respect to the Pooled Certificates. If the Trustee receives any such additional information after preparing a statement required by this Section, the Trustee shall report the related adjustments in the statement prepared after receipt of such information.

     In addition, the Trustee promptly will furnish to the Depositor and, upon the written request of a Certificateholder, to such Certificateholder, copies of any notices, statements, reports or other communications including, without limitation, the Pooled Certificate Distribution Date Statement, received by the Trustee in its capacity as a holder of Pooled Certificates, with respect to the Pooled Certificates related to the Certificates held by such Certificateholder. The Trustee shall furnish copies of all Pooled Certificate Distribution Date Statements to the Rating Agency promptly after its receipt of same. The Trustee may fulfill its obligations hereunder with respect to the distribution of the Pooled Certificate Distribution Date Statements by mailing the same together with the statements to Certificateholders required pursuant to the first paragraph of this Section 3.06.

     On or before March 31st of each calendar year, commencing in 1997, the Trustee shall prepare and deliver by first class mail to the Depositor and to each Person who at any time during the prior calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clauses (ii) above aggregated for such prior calendar year or in the case of a Certificateholder, the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

     The Trustee shall be responsible for preparing, at its own expense, signing and filing, on behalf of the Trust Fund, federal income tax and information returns with the Internal Revenue Service ("IRS") and Minnesota income tax returns and/or the returns of any other state taxing authority the necessity of filing of which shall have been confirmed to the Trustee in writing either by the delivery of an Opinion of Counsel to such effect or by the delivery to the Trustee of a written notification to such effect by the taxing authority of any such state. The Depositor shall provide the Trustee within 10 days of the Closing Date all information deemed necessary by the Trustee to fulfill its obligations under this paragraph. The Trustee shall furnish to each Certificateholder at the time required by law such information reports or returns as are required by applicable federal, state or local law with respect to the Trust Fund to enable Certificateholders to prepare their tax returns and will furnish comparable information to the IRS and other taxing authorities as and when required by law to do so.

     Section 3.07. Access to Certain Documentation and Information.

     The Trustee shall provide to the Depositor access to all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon three Business Days' written request and during normal business hours at offices designated by the Trustee.

     Section 3.08. Calculation of Amounts to be Distributed.

     All calculations of the amounts to be distributed on any Distribution Date and of the amount of any transfers from the Prepayment Interest Shortfall Account or the Interest Account to the applicable subaccount or subaccounts of the Certificate Account will be made by the Trustee in reliance on the information provided to it in the applicable Pooled Certificate Distribution Date Statements and any additional written information requested by the Trustee with respect to the Pooled Certificates. The Trustee shall promptly communicate the results of its calculations to the Depositor and the Certificateholders (which obligation may be satisfied through the distribution of the statements required under Section 3.06).

     Section 3.09. REMIC-Related Covenants. For as long as REMIC Trust shall exist, the Trustee shall act in accordance herewith to assure continuing treatment of the REMIC Trust as a REMIC. In particular, the Trustee shall not other than with respect to a substitution pursuant to Section 2.04, accept any contribution to the REMIC Trust after the Startup Day without receipt of a REMIC Opinion.


                                   ARTICLE IV

                                THE CERTIFICATES


     Section 4.01. The Certificates.

     (a) The Depository, the Depositor and the Trustee have entered into a Depository Agreement dated as of October 29, 1996 (the "Depository Agreement"). Except with respect to the Class R Certificates and as provided in Subsection 4.01(b), the Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of the Certificate Owners for purposes of exercising the rights of Certificateholders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

     Except, with respect to the Class R Certificates, all transfers by Certificate Owners of Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Certificate Owners of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

     (c) The Classes of Certificates shall have the following designations, initial principal amounts and Pass-Through Rates:


                              Initial                  Pass-Through
  Designations           Principal Amounts                 Rate

     A-1                $11,499,112.00                    7.00%

     A-2                $12,786,402.00                    6.50%

     A-3                $29,448,474.00                    6.50%

     A-4                $30,101,666.00                    6.00%

     A-5                $10,586,886.00                    6.50%

     A-6                $31,758,320.00                    6.75%

     A-7                $17,879,000.00                    6.50%

     A-8                $ 5,114,834.00                    6.50%

     A-9                $12,193,514.00                    6.00%

    A-10                $ 2,679,000.00                    6.00%

    A-11                $15,346,203.00                    6.50%

    A-12                $13,953,232.00                    6.75%

    A-13                $15,375,044.00                    6.50%

    A-14                $ 4,434,444.00                    6.50%

    A-15                $13,092,694.00                    6.50%

      R                 $       100.00                    6.50%


     (d) With respect to each Distribution Date, each Class of Certificates shall accrue interest during the related Interest Accrual Period. With respect to each Distribution Date and each such Class of Certificates, interest shall be calculated based upon the respective Pass-Through Rate set forth above and the Class Balance of such Class applicable to such Distribution Date.

     (e) The Certificates shall be substantially in the forms set forth in Exhibit A through Exhibit P hereto. The Certificates shall be executed by manual signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. The Class R Certificates shall be issued in fully-registered form in the denomination of $100.00 each.

     Pending the preparation of Definitive Certificates, the Trustee may sign and the Certificate Registrar may authenticate temporary Certificates that are printed, lithographed or typewritten, in authorized denominations for Certificates, substantially of the tenor of the Definitive Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers or authorized signatories executing such Certificates may determine, as evidenced by their execution of such Certificates. If temporary Certificates are issued, the Depositor will cause Definitive Certificates to be prepared without unreasonable delay. After the preparation of Definitive Certificates, the temporary Certificates shall be exchangeable for Definitive Certificates upon surrender of the temporary Certificates at the office of the Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall sign and the Certificate Registrar shall authenticate and deliver in exchange therefor a like aggregate principal amount, in authorized denominations, of Definitive Certificates. Until so exchanged, such temporary Certificates shall in all respects be entitled to the same benefits as Definitive Certificates.

     (f) Each Class of Certificates, except the Class R Certificates, will be registered as a single Certificate held by a nominee of the Depository, and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of $25,000 and increments of $1 in excess thereof, except that one Certificate of each Class may be issued in a different amount so that the sum of the denominations of all outstanding Certificates shall equal the related Original Class Balance. The Class R Certificates will be issued as a single certificate in fully registered certificated form in the denomination of $100.

     (g) The Closing Date is hereby designated as the "startup" day of the REMIC Trust within the meaning of Section 860G(a)(9) of the Code.

     (h) For federal income tax purposes, the REMIC Trust shall have a tax year that is a calendar year and shall report income on an accrual basis.

     (i) The Trustee shall cause the REMIC Trust to elect to be treated as a REMIC under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of any Trust established hereby shall be resolved in a manner that preserves the validity of such elections.

     (j) The latest possible maturity date for each Class of Certificates is the Distribution Date in February 2024.

     Section 4.02. Registration of Transfer and Exchange of Certificates.

     (a) At all times during the term of this Agreement, there shall be maintained at the office of a registrar (the "Certificate Registrar") a register (the "Certificate Register") in which, subject to such reasonable regulations as the Certificate Registrar may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. For so long as the Trustee acts as Certificate Registrar, its Corporate Trust Office shall constitute the offices of the Certificate Registrar maintained for such purposes. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, any other bank or trust company in New York to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its predecessor's duties as Certificate Registrar. The Depositor and, if it is no longer the Certificate Registrar, the Trustee shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register.

     Every Certificateholder agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     (b) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

     (c) At the option of any Holder, its Certificates may be exchanged for other Certificates of the same Class of authorized denominations of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (d) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (e) No service charge shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (f) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar without liability on its part.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) (except in the case of a mutilated Certificate) there is delivered to the Trustee and the Certificate Registrar such agreement, security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 4.04. Persons Deemed Owners.

     Prior to due presentment of a Certificate for registration of transfer, the Depositor, the Trustee, the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

     Section 4.05. Transfer Restrictions on Residual Certificates. (a) Residual Certificates, or interests therein, may not be transferred without the prior express written consent of the Tax Matters Person. As a prerequisite to such consent, the proposed transferee must provide the Tax Matters Person and the Trustee with an affidavit that the proposed transferee is not a Disqualified Organization (as defined in Subsection 4.06(b)) (and, unless the Tax Matters Person consents to the transfer to a person who is not a U.S. Person, an affidavit that it is a U.S. Person) as provided in Subsection 4.06(b).

     (b) No transfer, sale or other disposition of a Residual Certificate (including a beneficial interest therein) may be made unless, prior to the transfer, sale or other disposition of the Residual Certificate, the proposed transferee (including the initial purchaser thereof) delivers to the Tax Matters Person and the Trustee an affidavit in the form attached hereto as Annex 1 stating, among other things, that as of the date of such transfer (i) such transferee is not any of (A) the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing (other than an instrumentality that is a corporation all of whose activities are subject to tax under Chapter 1 of Subtitle A of the Code and (except in the case of the Federal Home Loan Mortgage Corporation) a majority of whose board of directors is not selected by the United States, or any state or political subdivision thereof),
(B) any organization that is exempt from any tax imposed by Chapter 1 of Subtitle A of the Code, other than (x) a tax-exempt farmers' cooperative within the meaning of Section 521 of the Code or (y) an organization that is subject to the tax imposed by section 511 of the Code on "unrelated business taxable income" or (C) a corporation operating on a cooperative basis that is engaged in furnishing electric energy or providing telephone service to persons in rural areas (within the meaning of Section 1381(a)(2)(C) of the Code) (any Person described in (A), (B), or (C) being referred to herein as a "Disqualified Organization") and that (ii) such transferee is not acquiring such Residual Certificate for the account of a Disqualified Organization. The Tax Matters Person shall not consent to a transfer of a Residual Certificate if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any transfer, sale or other disposition of a Residual Certificate to a Disqualified Organization, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Holder of a Residual Certificate for any purpose hereunder, including, but not limited to, the receipt of distributions thereon. If any purported transfer shall be in violation of the provisions of this Subsection 4.06(b), then the prior Holder thereof shall, upon discovery that the transfer of such Residual Certificate was not in fact permitted by this Subsection 4.06(b), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer. The Trustee and the Tax Matters Person shall be under no liability to any Person for any registration or transfer of a Residual Certificate that is not permitted by this Subsection 4.06(b) or for making payments due on such Residual Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the written affidavit referred to above was received with respect to such transfer, and the Tax Matters Person and the Trustee had no knowledge that it was untrue. The prior Holder shall be entitled to recover from any purported Holder of a Residual Certificate that was in fact not a permitted transferee under this Subsection 4.06(b) at the time it became a Holder all payments made on such Residual Certificate. Each Holder of a Residual Certificate, by acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Subsection 4.06(b) and to any amendment of this Agreement deemed necessary (whether as a result of new legislation or otherwise) by counsel of the Tax Matters Person or the Seller to ensure that the Residual Certificates are not transferred to a Disqualified Organization and that any transfer of such Residual Certificates will not cause the imposition of a tax upon the Trust or cause the REMIC Trust to fail to qualify as a REMIC.

     (c) Unless the Tax Matters Person shall have consented in writing (which consent may be withheld in the Tax Matters Person's sole discretion), the Residual Certificates (including a beneficial interest therein) may not be purchased by or transferred to any person who is not a "United States person," as such term is defined in Section 7701(a)(30) of the Code (a "U.S.-person").


                                    ARTICLE V

                                   THE TRUSTEE


     Section 5.01. Duties of Trustee.

     (a) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement and the Underlying Agreements; provided, however, that the Trustee shall not be responsible to determine, confirm or recalculate the accuracy or content of any such resolution, certificate or other instrument furnished to it pursuant to this Agreement including, without limitation, the Pooled Certificate Distribution Date Statements. The Trustee shall notify the Certificateholders and the Rating Agency of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting of the party required to deliver the same, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

     The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.01, 3.02, 3.06 and 7.01.

     (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                    (i) The duties and obligations of the Trustee shall be
               determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the Depositor to the Trustee and which on their face, do not contradict the requirements of this Agreement;

                    (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (iii) The Trustee shall not be personally liable with
               respect to any action taken, suffered or omitted to be taken by it in good faith, in accordance with the direction of the Majority Certificateholders (or if such action or inaction relates to less than all of the Classes of Certificates then in accordance with the direction of the Majority Class Certificateholders of the applicable Class or Classes) in accordance with the terms of this Agreement, as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                    (iv) No provision in this Agreement shall require the
               Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided that this provision shall not be deemed to abrogate the responsibilities undertaken by the Trustee hereunder to perform routine administrative duties in accordance with the terms hereof; and

                    (v) The Trustee shall not be deemed to have notice of any
               Underlying Event of Default or other fact or circumstance upon the occurrence of which it may be required to take action hereunder unless a Responsible Officer of the Trustee has actual knowledge of such event, fact or circumstance or unless written notice of any such event is received by the Trustee at its Corporate Trust Office.

     Section 5.02. Federal Information Returns and Reports to
Certificateholders. (a) For Federal income tax purposes, the taxable year of the REMIC Trust shall be a calendar year and the Trustee shall maintain or cause the maintenance of the books of the REMIC Trust assets on the accrual method of accounting.

     (b) The Trustee shall prepare and file or cause to be filed with the Internal Revenue Service Federal tax information returns with respect to the REMIC Trust, the Trust Fund, if applicable, and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Trustee shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in the REMIC Trust (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee shall make the elections to treat the REMIC Trust as a REMIC (which election shall apply to the taxable period ending December 31, 1996 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information or calculations contained in the Pooled Certificate Distribution Date Statements. The Trustee is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. ss. 1.860F-4(d)) for the REMIC Trust. Any Holder of a Residual Certificate will by acceptance thereof appoint the Trustee as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for the REMIC Trust during such time as the Trustee does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Trustee from acting as Tax Matters Person (as an agent or otherwise), the Trustee shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of the Residual Certificate to sign such returns or act as tax matters person. Each Holder of the Residual Certificate shall be bound by this Section.

     (c) The Trustee shall provide upon request such information as is required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 5.05(b), and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 5.05(b) (or which is deemed by statute to be an entity with a disqualified member).

     (d) The Trustee shall prepare and file or cause to be filed any state income tax returns required with respect to the REMIC Trust or the Trust Fund.

     Section 5.03. Certain Matters Affecting the Trustee.

     Except as otherwise provided in Section 5.01:

                    (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (ii) The Trustee may consult with counsel and any Opinion of
               Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                    (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                    (iv) The Trustee shall not be bound to make any
               investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to the extent reasonable under the circumstances to examine the books, records and premises of such Person, personally or by agent or attorney;

                    (v) The Trustee shall not be personally liable for any
               action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

                    (vi) The Trustee may execute any of the trusts or powers
               hereunder or perform any duties hereunder either directly or by or through agents or attorneys and shall not be liable for the default or misconduct of any such agents or attorneys if selected with reasonable care.

     Section 5.04. Trustee Not Liable for Certificates or Pooled Certificates.

     The recitals contained herein and in the Certificates (other than the statements attributed to, and the representations and warranties of, the Trustee in Article II and the signature of the Trustee on each Certificate) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 2.03(b)) or of the Certificates (other than that the Certificates shall be duly and validly executed by it as Trustee and authenticated by it as Certificate Registrar) or of the Pooled Certificates or any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the assignment and delivery of the Pooled Certificates.

     Section 5.05. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 5.06. Trustee's Fees; Indemnification of the Trustee.

     (a) The Trustee shall withdraw the Trustee Fee, as compensation, from the Trustee Fee Account, as provided in Section 3.03(e) hereof.

     (b) Subject to the provisions of this paragraph, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to be indemnified and held harmless by the Trust Fund against any loss, liability or expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees and expenses, damages, judgments, amounts paid in settlement and out-of-pocket expenses) arising out of, or incurred in connection with, the exercise and performance of any of the powers and duties of the Trustee hereunder; provided that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 5.06(b) for (i) allocable overhead, (ii) expenses or disbursements incurred or made by or on behalf of the Trustee in the normal course of the Trustee's performing routine administrative duties in accordance with any of the provisions hereof, (iii) any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or (iv) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or by reason of reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein.

     The provisions of this Section 5.06(b) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

     (c) As additional inducement to the Trustee to undertake its obligations under this Agreement, the Depositor does hereby assign, transfer and deliver to the Trustee, as additional trustee compensation, all of its right, title and interest in and to the $740.00 initial principal amount ($692.82 current principal amount as of the date hereof) of Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 1993-42, Class A-9, and any proceeds thereof (which is additional to and not included as part of the Group A-9 Pooled Certificates).

     Section 5.07. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be a trust company or banking institution organized and doing business under the laws of the United States of America or any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital, surplus and undivided profits of at least $50,000,000 (or shall be a member of a bank holding system, the combined capital and surplus of which is at least $50,000,000) and subject to supervision or examination by federal or state authority. If such trust company or banking institution publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital, surplus and undivided profits of such trust company or banking institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall at all times meet the requirements of Section 26(a)(1) of the Investment Company Act and shall in no event be an Affiliate of the Depositor or of any Person involved in the organization or operation of the Depositor. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.08.

     Section 5.08. Resignation and Removal of the Trustee.

     (a) The Trustee may upon 30 days' notice resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.07 and shall fail to resign after written request therefor by the Depositor, the Majority Certificateholders or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     (c) The Majority Certificateholders may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. All reasonable out-of-pocket costs and expenses incurred in connection with such removal and replacement of the Trustee, including without limitation, reasonable attorneys fees and expenses, shall be borne by the party requesting such action.

     (d) Notwithstanding anything to the contrary contained herein, (i) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in Section
5.09 and (ii) no entity may be appointed as a successor trustee if such appointment would result in a withdrawal or downgrading of any then current rating assigned to the Certificates by the Rating Agency.

     Section 5.09. Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 5.08 shall execute, acknowledge and deliver to the Depositor, the Certificateholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and the appointment of such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee the Pooled Certificates and related documents and statements held by it hereunder, and the Depositor, the Trustee and the predecessor trustee shall execute and deliver such instruments and do such other things as may be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.07.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 5.10. Merger or Consolidation of Trustee.

     Any trust company or banking institution into which the Trustee may be merged or converted or with which it may be consolidated or any trust company or banking institution resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any trust company or banking institution succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such trust company or banking institution shall be eligible under the provisions of Section 5.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Depositor and to the Certificateholders at their address as shown in the Certificate Register.

     Section 5.11. Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.11, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.07 hereunder; provided, that if the co-trustee or separate trustee does not meet such eligibility standards, the Trustee shall remain liable for its actions hereunder, and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.09 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.11 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed jointly by the Trustee and such separate trustee or co-trustee, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE VI

                                  THE DEPOSITOR


     Section 6.01. Liability of the Depositor.

     The Depositor shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 6.02. Merger, Consolidation or Conversion of the Depositor.

     Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its duties under this Agreement.

     The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Limitation on Liability of the Depositor and Others.

     Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such other Person against any breach of a representation or warranty made herein, or against any expense or liability specifically required to be borne thereby pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder, or by reason of reckless disregard of such obligations and duties. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Provided that such action is not related to its representations made in or its duties under this Agreement, the Depositor shall not be under any obligation to appear in, prosecute or defend any action or proceeding unless such action in its opinion does not involve it in any expense or liability.


                                   ARTICLE VII

                                   TERMINATION

     Section 7.01.    Termination.

     (a) The respective obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificate-holders as hereinafter set forth) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

     (b) The Trustee shall, in accordance with Section 8.05, give a Notice of Final Distribution to the applicable Certificateholders, the Depositor and the Rating Agency as soon as practicable of the Distribution Date on which the Trustee anticipates that the final distribution will be made on the applicable Class of Certificates, which notice shall:

               (i) specify the Distribution Date on which the final distribution is anticipated to be made to such Certificateholders;

               (ii) specify the amount of any such final distribution, if known; and

               (iii) state that the final distribution to such Certificateholders will be made only upon presentment and surrender of the applicable Certificates at the office of the Trustee therein specified.

If the Trust Fund is not terminated on the anticipated Distribution Date for any reason, the Trustee shall promptly mail notice thereof to each Certificateholder, the Depositor and to the Rating Agency.

     (c) Upon presentment and surrender of the Certificates by the Certificateholders of each Class on the applicable Final Distribution Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Distribution Date pursuant to Section 3.05(a). Any funds not distributed on the Final Distribution Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders. The Trust Fund shall terminate upon the Final Distribution Date with respect to the last Class of Certificates outstanding. If any Certificates of a Class as to which Notice of Final Distribution has been given pursuant to this Section 7.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders of such Class, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any such Certificate shall not have been surrendered for cancellation, the Trustee shall directly or through an agent, take reasonable steps to contact the remaining such Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any such Certificates shall not have been surrendered for cancellation, the Trustee shall segregate all amounts distributable to the Holders thereof and shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 7.01.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS


     Section 8.01. Amendment.

     (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without the prior consent of any Certificateholder:

               (i) to cure any ambiguity;

               (ii) to correct or supplement any provisions herein, which may be inconsistent with any other provisions herein;

               (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the existing provisions of this Agreement; and

               (iv) to make such modifications as may be permitted or required hereunder in connection with a repurchase or substitution of a Pooled Certificate pursuant to Section 2.03(c) or 2.04 hereof.

provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Trustee (the expense of which shall be paid for by the Depositor), adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the prior written consent of the Majority Certificateholders (or if less than all the Classes are affected thereby, by the Majority Class Certificateholders of the Class or Classes affected thereby) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate;

               (ii) modify the provisions of this Section 8.01 without the consent of the Holders of all Certificates; or

               (iii) be made unless and until the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking such amendment but in no event at the expense of the Trust Fund) to the effect that such amendment shall not cause the REMIC Trust to fail to qualify as a REMIC for federal income tax purposes.

     (c) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 8.02. Counterparts.

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 8.03. Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certifi- cateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Depositor a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Majority Certificateholders (or in the event that such action or proceeding relates to less than all of the Classes, the Majority Class Certificateholders of the related Class or Classes) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the prosecution and enforcement of the rights granted under this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.04. Governing Law.

     THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS OF SUCH STATE), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.05. Notices.

     All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered to: (a) in the case of the Depositor, Bear Stearns Mortgage Securities Inc., 245 Park Avenue, New York, New York 10167, Attention: Mortgage Department, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor; (b) in the case of the Trustee, First Trust National Association 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; and
(c) in the case of Fitch, Fitch Investor Services, Inc., One State Street Plaza, New York, New York 10004, Attention: Residential Mortgage Group.

     Section 8.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 8.07. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

     Section 8.08. Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     Section 8.09. Notices to Rating Agencies.

     The Trustee shall notify the Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a), (b), (d) or (f) below or provide a copy to the Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of each of the statements described in clauses (c) and (e) below:

          (a) a material change or amendment to this Agreement,

          (b) the termination or appointment of a successor
              Trustee or a change in the majority ownership of the Trustee,

          (c) the monthly distribution statement required to be delivered to the Certificateholders pursuant to Section 3.06,

          (d) the non-conformance of any documents pursuant to Section 5.01(a),

          (e) the Notice of Final Distribution required to be delivered pursuant to Section 7.01(b), and

          (f) a change in the location of the Accounts.

The Depositor shall notify the Rating Agency of any change in its identity.

     Section 8.10. Intent of Parties. The parties intend that the REMIC Trust shall be treated as a REMIC for federal income tax purposes and that the provisions of this Agreement should be construed in furtherance of this intent.

     IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective duly authorized officers, all as of the day and year first above written.

                              BEAR STEARNS MORTGAGE SECURITIES
                              INC., as Depositor



                              By: /s/ Joseph T. Jurkowski, Jr.
                                  ----------------------------
                              Name: Joseph T. Jurkowski, Jr.
                              Title: Vice President



                              FIRST TRUST NATIONAL ASSOCIATION, as Trustee



                              By: /s/ Tamara Schultz-Fugh
                                  ----------------------------
                              Name: Tamara Schultz-Fugh
                              Title:  Trust Officer

STATE OF NEW YORK )
                                    )  ss:
COUNTY OF NEW YORK )

     On the 30th day of October, 1996 before me, a notary public in and for said State, personally appeared before me Joseph T. Jurkowski Jr., known to me to be the Vice President of Bear Stearns Mortgage Securities Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                              /s/ Steve Levitan
                             -----------------------------
                                  Notary Public

[Notarial Seal]              Commission Expires: 2/16/98

STATE OF NEW YORK  )
                   )  ss:
COUNTY OF NEW YORK )


     On the 30th day of October, 1996 before me, a notary public in and for said State, personally appeared Tamara Schultz-Fugh, known to me to be a Trust Officer of First Trust National Association, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                /s/ Steve Levitan
                               ------------------------------
                                  Notary Public

[Notarial Seal]                Commission Expires: 2/16/98

                                                              ANNEX 1


                                                   Affidavit pursuant to
                                                   Section 860E(e)(4) of
                                                   the Internal Revenue
                                                   Code of 1986, as
                                                   amended, and for
                                                   other purposes


STATE OF                   )
                           ) ss:
COUNTY OF                  )


     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit.

     2. That (i) the Investor is not a "disqualified organization" as defined in
Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended, and will not be a disqualified organization as of the date of acquisition of the Residual Certificates (as defined below); (ii) it is not acquiring the Bear Stearns Mortgage Securities Inc. Mortgage Pass-Through Certificates, Series 1996-7, Class R Certificates (the "Residual Certificates") for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by Bear Stearns Mortgage Securities Inc. (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Residual Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Residual Certificates unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

     3. That the Investor is one of the following: (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     4. That the Investor's taxpayer identification number is ___________.

     5. That no purpose of the acquisition of the Residual Certificates is to avoid or impede the assessment or collection of tax.

     6. That the Investor understands that, as the holder of the Residual Certificates, the Investor may incur tax liabilities in excess of any cash flows generated by such Residual Certificates.

     7. That the Investor intends to pay taxes associated with holding the Residual Certificates as they become due.

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this day of , 199_.

                               [NAME OF INVESTOR]


                               By:

                               [Name of Officer]
                               [Title of Officer]
                               [Address of Investor for
                               receipt of distributions]

                               Address of Investor
                               for receipt of tax
                               information:

                               _______________________________
                               _______________________________

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

     Subscribed and sworn before me this day of , 199_.


-----------------------
NOTARY PUBLIC

COUNTY OF _____________

STATE OF ______________


My commission expires the ______ day of ________________, 19  .

                                   SCHEDULE A

                               POOLED CERTIFICATES


                                           Abbreviation           Class %
Full Name of Series                        used herein            in Trust

     Group A-1 Pooled Certificates

CMC Securities Corporation II, REMIC
Multi-Class Pass-Through Certificates,
Series 1993-2E, Class 2E-30J               CMC II 1993-2E           24.84%

CMC Securities Corporation II REMIC
Multi-Class Pass-Through Certificates,
Series 1993-2E, Class 2E-30K               CMC II 1993-2E           24.84%

     Group A-2 Pooled Certificates

Chase Mortgage Finance Corporation,
Multi-Class Mortgage Pass-Through
Certificates, Series 1993L, Class 1A-8     CHASE 1993-L             100%

Chase Mortgage Finance Corporation,
Multi-Class Mortgage Pass-Through
Certificates, Series 1993L, Class 1A-9     CHASE 1993-L             100%

     Group A-3 Pooled Certificates

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1993-E, Class A-9     CWD 1993-E               46.76%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1993-E, Class A-10    CWD 1993-E               46.76%

     Group A-4 Pooled Certificates

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1994-2, Class A10                   GECAP 1994-02            88.45%

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1994-2, Class A11                   GECAP 1994-02            88.45%

GE Capital Mortgage Services, Inc. REMIC
Multi-Class Pass-Through Certificates,
Series 1994-2, Class A12                   GECAP 1994-02            88.45%

     Group A-5 Pooled Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-39, Class A-9    PHMSC 1993-39            100%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-39, Class A-10   PHMSC 1993-39            100%

     Group A-6 Pooled Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-43, Class A-5    PHMSC 1993-43            100%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-43, Class A-17   PHMSC 1993-43            100%

     Group A-7 Pooled Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-10   PHMSC 1993-54            100%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-11   PHMSC 1993-54            100%

     Group A-8 Pool Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-25   PHMSC 1993-54            22.75%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-54, Class A-26   PHMSC 1993-54            22.75%

     Group A-9 Pooled Certificates

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-8   RFC 1993-S42             89.14%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-9   RFC 1993-S42             89.14%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-10  RFC 1993-S42             89.14%

     Group A-10 Certificates

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-11  RFC 1993-S42             100%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1993-S42, Class A-12  RFC 1993-S42             100%

    Group A-11 Certificates

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1994-S10, Class A-7   RFC 1994-S10             100%

Residential Funding Mortgage Securities
I, Inc., Mortgage Pass-Through
Certificates, Series 1994-S10, Class A-8   RFC 1994-S10             100%

    Group A-12 Certificates

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-29, Class A-14   PHMSC 1993-29           39.67%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-29, Class A-15   PHMSC 1993-29           39.67%

The Prudential Home Mortgage Securities
Company, Inc., Mortgage Pass-Through
Certificates, Series 1993-29, Class A-16   PHMSC 1993-29           39.67%

     Group A-13 Certificates

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1993-17, Class 17-A15               GECAP 1993-17           46.99%

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1993-17, Class 17-A16               GECAP 1993-17           46.99%

GE Capital Mortgage Services, Inc., REMIC
Multi-Class Pass-Through Certificates,
Series 1993-17, Class 17-A17               GECAP 1993-17           46.99%

     Group A-14 Certificates

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-5, Class A-7f    CFC 1994-5              33.56%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-5, Class A-7t    CFC 1994-5              33.56%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-5, Class A-7s    CFC 1994-5              33.56%

     Group A-15 Certificates

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-F, Class A-8     CWD 1994-F              100%

CWMBS, Inc. Mortgage Pass-Through
Certificates, Series 1994-F, Class A-9     CWD 1994-F              100%

                                    Exhibits

                             [Forms of Certificates]



                                    EXHIBIT A

                          Form of Class A-1 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-1-1                         SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                consisting primarily of the Pooled Certificates
                     (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 RU 9

Class                      : A-1
First Distribution Date    : November 29, 1996  Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                      : October 28, 2023   ("Denomination") :$12,786,402.00
Approximate Original Class
Principal Amount           : $11,499,112.00
Pass-Through Rate          : 7.00%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION, as
                        Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT B

                          Form of Class A-2 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-2-1                         SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                     (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 RV 7

Class                       : A-2
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : October 28, 2009  ("Denomination"):$12,786,402.00

Approximate Original Class
Principal Amount            :   $12,786,402.00
Pass-Through Rate           :   6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

     IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely
                                                 as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.


                       FIRST TRUST NATIONAL ASSOCIATION, as
                       Certificate Registrar



                       By:_____________________________________________
                          Name:
                          Title:



Dated:  October 30, 1996

                                    EXHIBIT C

                          Form of Class A-3 Certificate

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-3-1                           SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 RW 5

Class                      : A-3
First Distribution Date    : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                     of this Certificate
 Date                      : January 28, 2024  ("Denomination")  $29,448,474.00

Approximate Original Class
Principal Amount           : $29,448,474.00
Pass-Through Rate          : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.


                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

     IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION, as
                        Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT D

                          Form of Class A-4 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-4-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 RX 3

Class                       : A-4
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : January 28, 2009  ("Denomination"):$30,101,666.00

Approximate Original Class
Principal Amount            : $30,101,666.00
Pass-Through Rate           : 6.00%


THIS CERTIFIES THAT
                                   CEDE & CO.

     is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.


                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

     IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-4 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION, as
                        Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT E

                          Form of Class A-5 Certificate

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-5-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 RY 1

Class                      : A-5
First Distribution Date    : November 29, 1996  Initial Principal Amount
Assumed Final Distribution                      of this Certificate
Date                       : September 28, 2008 ("Denomination"):$10,586,886.00

Approximate Original Class
Principal Amount           : $10,586,886.00
Pass-Through Rate          : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.


                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-5 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION, as
                        Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT F

                          Form of Class A-6 Certificate

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-6-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 RZ 8

Class                      : A-6
First Distribution Date    : November 29, 1996  Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                      : September 28, 2023 ("Denomination") :$31,758,320.00
Approximate Original Class
Principal Amount           : $31,758,320.00
Pass-Through Rate          : 6.75%


THIS CERTIFIES THAT
                                   CEDE & CO.
is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                       By:_____________________________________________
                          Name:
                          Title:


This is one of the Class A-6 Certificates referred to in the within-mentioned Agreement.


                       FIRST TRUST NATIONAL ASSOCIATION, as
                       Certificate Registrar



                       By:_____________________________________________
                          Name:
                          Title:



Dated:  October 30, 1996

                                    EXHIBIT G

                          Form of Class A-7 Certificate

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-7-1                         SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SA 2

Class                       : A-7
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : December 28, 2023 ("Denomination"): $17,879,000.00
Approximate Original Class
Principal Amount            : $17,879,000.00
Pass-Through Rate           : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

     IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-7 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT H

                          Form of Class A-8 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-8-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SB 0

Class                      : A-8
First Distribution Date    : November 29, 1996  Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                      : December 28, 2023  ("Denomination" : $5,114,834.00
Approximate Original Class
Principal Amount           : $5,114,834.00
Pass-Through Rate          : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-8 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

EXHIBIT I

                          Form of Class A-9 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-9-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SC 8

Class                      : A-9
First Distribution Date    : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                     of this Certificate
 Date                      : October 28, 2008  ("Denomination"): $12,193,514.00

Approximate Original Class
Principal Amount           : $12,193,514.00
Pass-Through Rate          : 6.00%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-9 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT J

                         Form of Class A-10 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-10-1                         SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SD 6

Class                       : A-10
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : October 28, 2008  ("Denomination") :$2,679,000.00

Approximate Original Class
Principal Amount            :   $2,679,000.00
Pass-Through Rate           :   6.00%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-10 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT K

                         Form of Class A-11 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-11-1                         SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SE 4

Class                       : A-11
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : March 28, 2009    ("Denomination"):$15,346,203.00
Approximate Original Class
Principal Amount            : $15,346,203.00
Pass-Through Rate           : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-11 Certificates referred to in the within-mentioned Agreement.


                       FIRST TRUST NATIONAL ASSOCIATION,
                       as Certificate Registrar



                       By:_____________________________________________
                          Name:
                          Title:



Dated:  October 30, 1996

                                    EXHIBIT L

                         Form of Class A-12 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-12-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SF 1

Class                       : A-12
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : July 28, 2008     ("Denomination"):$13,953,232.00

Approximate Original Class
Principal Amount            : $13,953,232.00
Pass-Through Rate           : 6.75%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-12 Certificates referred to in the within-mentioned Agreement.


                         FIRST TRUST NATIONAL ASSOCIATION,
                         as Certificate Registrar



                         By:_____________________________________________
                            Name:
                            Title:



Dated:  October 30, 1996

                                    EXHIBIT M

                         Form of Class A-13 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-13-1                          SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SG 9

Class                      : A-13
First Distribution Date    : November 29, 1996  Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date :                      November 28, 2023  ("Denomination"):$15,375,044.00

Approximate Original Class
Principal Amount           : $15,375,044.00
Pass-Through Rate          : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-13 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT N

                         Form of Class A-14 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-14-1                        SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                     (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SH 7

Class                      : A-14
First Distribution Date    : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                     of this Certificate
 Date                      : March 28, 2009    ("Denomination" : $4,434,444.00

Approximate Original Class
Principal Amount           : $4,434,444.00
Pass-Through Rate          : 6.50%


THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-14 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT O

                         Form of Class A-15 Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     THE CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC"), AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            PASS-THROUGH CERTIFICATE,
No. A-15-1                         SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SJ 3

Class                       : A-15
First Distribution Date     : November 29, 1996 Initial Principal Amount
Assumed Final Distribution                      of this Certificate
 Date                       : April 28, 2009    ("Denomination"):$13,092,694.00

Approximate Original Class
Principal Amount            : $13,092,694.00
Pass-Through Rate           : 6.00%

THIS CERTIFIES THAT
                                   CEDE & CO.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates in authorized denominations representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one new Certificate evidencing the same Class and in the same aggregate principal amount, as requested by the Holder surrendering the same.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class A-15 Certificates referred to in the within-mentioned Agreement.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        as Certificate Registrar



                        By:_____________________________________________
                           Name:
                           Title:



Dated:  October 30, 1996

                                    EXHIBIT P

                           Form of Class R Certificate

    THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, BEAR STEARNS MORTGAGE SECURITIES INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES AND IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN "REMIC I" AS DEFINED IN THE AGREEMENT REFERRED TO BELOW, WHICH IS A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND IS NOT TREATED AS INDEBTEDNESS OF THE TRUST REFERRED TO BELOW. EACH PURCHASER OF THE INTEREST REPRESENTED BY THIS CERTIFICATE WILL BE REQUIRED TO REPRESENT IN AN AFFIDAVIT THAT IT IS NOT A "DISQUALIFIED ORGANIZATION" AND WILL NOT TRANSFER THIS CERTIFICATE TO A "DISQUALIFIED ORGANIZATION." THE TERM "DISQUALIFIED ORGANIZATION" IS DEFINED IN
SECTION 860E(e)(5) OF THE CODE AND IN THE AGREEMENT. EACH PURCHASER WILL ALSO BE REQUIRED TO REPRESENT IN SUCH AFFIDAVIT THAT (A) IT IS NOT ACQUIRING CERTIFICATES FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION AND (B) IT WILL NOT TRANSFER THIS CERTIFICATE UNLESS (1) IT HAS RECEIVED A SIMILAR AFFIDAVIT FROM THE PROPOSED TRANSFEREE AND (2) AS OF THE TIME OF THE TRANSFER, IT DOES NOT HAVE ACTUAL KNOWLEDGE THAT THE AFFIDAVIT OF THE PROPOSED TRANSFEREE IS FALSE. IN THE EVENT THAT LEGISLATION IS ENACTED WHICH WOULD SUBJECT THE TRUST REFERRED TO BELOW TO TAX (OR DISQUALIFY THE TRUST REFERRED TO BELOW) ON THE TRANSFER OF AN INTEREST REPRESENTED BY THIS CERTIFICATE TO ANY OTHER PERSON OR PERSONS, BEAR STEARNS MORTGAGE SECURITIES INC. SHALL, WITHOUT FURTHER ACTION ON THE PART OF THE HOLDERS OF THE CLASS R CERTIFICATES BE EMPOWERED, TO THE FULLEST EXTENT POSSIBLE AND AS IF THEY HAD SO VOTED, TO AMEND THE AGREEMENT REFERRED TO BELOW TO RESTRICT OR PROHIBIT PROSPECTIVELY SUCH TRANSFER. THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-U.S. PERSON AS DESCRIBED IN SECTION 5.05(c) OF THE AGREEMENT REFERRED TO BELOW WITHOUT THE PRIOR WRITTEN CONSENT OF FIRST TRUST NATIONAL ASSOCIATION, AS TAX MATTERS PERSON.

     THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CURRENT PRINCIPAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE NAMED HEREIN.


                            PASS-THROUGH CERTIFICATE,
No. R-1                            SERIES 1996-7
                   evidencing a beneficial interest in a Trust
                 consisting primarily of the Pooled Certificates
                      (as defined in the Agreement) sold by

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                              CUSIP No. 073914 SK 0

Class                       : R-1
First Distribution Date     : November 29, 1996  Initial Principal Amount
Assumed Final Distribution                       of this Certificate
 Date                       : February 28, 2024  ("Denomination")  :  $100.00

Approximate Original Class
Principal Amount            : $100.00
Pass-Through Rate           : 6.50%


THIS CERTIFIES THAT
                          BEAR STEARNS SECURITIES CORP.

is the registered owner of the Percentage Interest evidenced hereby in the beneficial ownership interest of Certificates of the same Class as this Certificate in a trust (the "Trust") consisting primarily of all or a portion of 15 separate groups of mortgaged-backed pass-through certificates issued in different series (the "Pooled Certificates") sold by Bear Stearns Mortgage Securities Inc. ("BSMSI"). The Trust was created pursuant to the Pooling Agreement dated as of October 1, 1996 (the "Agreement"), between BSMSI, as depositor, and First Trust National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, capitalized terms used herein shall have the meaning ascribed to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of its acceptance hereof assents and by which such Holder is bound.

     Interest on this Certificate will accrue during each calendar month preceding the month in which a Distribution Date (as hereinafter defined) occurs at a per annum rate equal to the Pass-Through Rate as set forth above. Distributions of principal and interest on the Certificates with respect to a month will be made on the day (each, a "Distribution Date") which is the third Business Day after the last distribution date in such month with respect to any class of Pooled Certificates (each, a "Pooled Certificate Distribution Date"). Each Pooled Certificate Distribution Date is the 25th day of each month or if any such day is not a business day as defined in the applicable Underlying Agreement, then the next succeeding business day as so defined, commencing on the First Distribution Date specified above. Distributions will be made on each Distribution Date to holders of record as of the close of business on the last Business Day of the calendar month preceding the month in which such Distribution Date occurs; provided that for this purpose the Distribution Date is deemed to occur on the 28th of each month, without regard to whether such day is a Business Day. Following payment in full of a Class of Certificates (other than the Class R Certificates), any amounts remaining in the related sub-account of the Certificate Account (other than investment income) shall be paid to the Class R Certificateholders.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto as such name and address shall appear on the Certificate Register or, if such Person so requests by notifying the Trustee in writing as specified in the Agreement and if such Person holds Certificates with an initial aggregate initial Class Balance of not less than $1,000,000, by wire transfer in immediately available funds to the account specified in writing by such Person to the Trustee. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and designated in such notice.

                      BEAR STEARNS MORTGAGE SECURITIES INC.
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-7

     This Certificate is one of a duly authorized issue of Certificates designated as set forth on the face hereof (the "Certificates") issued in sixteen different Classes. The Certificates, in the aggregate, evidence the entire beneficial ownership interest in the Trust formed pursuant to the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing more than 50% of the aggregate Class Balances of all of the Certificates (or if less than all of the Classes are affected thereby, by the Holders of Certificates evidencing more than 50% of the aggregate Class Balance of each affected Class). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable with the Trustee upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in the City of St. Paul, State of Minnesota, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon a new Certificate in the authorized denomination representing a like class and aggregate principal amount will be issued to the designated transferee.

     The Certificates are issuable only as registered Certificates without coupons in the Classes and denominations specified in the Agreement.

     No service charge will be made to the Certificateholders for any such registration of transfer, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Certificate Registrar and the Trustee and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Certificate Registrar, the Trustee nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Agreement and the Trust created thereby (other than the obligations to make certain payments and send certain notices to Certificateholders with respect to the termination of the Agreement) shall terminate upon the the payment (or provision for payment) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them under the Agreement on the Final Distribution Date following receipt of the final distribution to be made on the Pooled Certificates. The Trust may also terminate on any Distribution Date upon the determination, based upon an opinion of counsel, that REMIC status of the REMIC Trust has been lost or that a substantial risk exists that such status will be lost for the current year. In no event, however, will the Trust created by the Agreement continue beyond the expiration of 21 years after the death of certain persons identified in the Agreement.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________
_________________________________________________________________________
                  (Please print or typewrite name and address
                      including postal zip code assignee)
the within Certificate and hereby authorizes the transfer of registration of such interest to the assignee on the Certificate Register of the Trust Fund.

    I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        _____________________________________
                                        Signature by or on behalf of assignor


                                        ______________________________________
                                        Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:
Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________________
__________________________________________________________________________ for
the account of ____________________________________________________________
account number _________________, or, if mailed by check to _______________
___________________________________________________________________________
Applicable statements should be mailed to _________________________________ ___________________________________________________________________________,
This information is provided by ___________________________________________, the assignee named above, or _______________________________________________
as its agent.

      IN WITNESS WHEREOF, the Trustee in its capacity as trustee under the Agreement has caused this Certificate to be duly executed.


                        FIRST TRUST NATIONAL ASSOCIATION,
                        Not in its individual capacity but solely as Trustee



                        By:_____________________________________________
                           Name:
                           Title:


This is one of the Class R Certificates referred to in the within-mentioned Agreement.


                         FIRST TRUST NATIONAL ASSOCIATION,
                         as Certificate Registrar



                         By:_____________________________________________
                            Name:
                            Title:



Dated:  October 30, 1996